EXECUTION COPY



FISCAL AND PAYING AGENCY AGREEMENT



Dated as of June 5, 2000



among



LONE STAR INDUSTRIES, INC.,
as Issuer



DYCKERHOFF AG,
as Guarantor



BANKERS TRUST COMPANY,
as Fiscal Agent, Principal Paying Agent, Transfer Agent, Registrar and
Depository



and


DEUTSCHE BANK LUXEMBOURG S.A.,
as Paying Agent and Transfer Agent



US$350,000,000 9.25% Notes due 2010


This Fiscal and Paying Agency Agreement (the "Agreement"), dated as of June 5, 2000 among Lone Star Industries, Inc., a company incorporated under the laws of the State of Delaware (the "Issuer"), Dyckerhoff AG, a company organized under the laws of the Federal
Republic of Germany (the "Guarantor"), Bankers Trust Company, as fiscal agent and principal paying agent (the "Fiscal and Principal Paying Agent") and Deutsche Bank Luxembourg S.A., as paying agent (the
"Paying Agent" and, collectively with the Fiscal and Principal Paying Agent, the "Paying Agents"). The Paying Agents are also each acting as transfer agents (each in such capacity, a "Transfer Agent", and together, the "Transfer Agents") and Bankers Trust Company also is acting as registrar (the "Registrar") for the Notes and as depository (the "Depository") for the Guarantee under this Agreement.

WITNESSETH:

WHEREAS, the Issuer proposes to issue US$350,000,000 principal amount of its 9.25% Notes due 2010 (the "Notes") without registration under the Securities Act of 1933, as amended (the "Securities Act"), in a transaction pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

WHEREAS, the Guarantor has agreed unconditionally and irrevocably to guarantee the due and punctual payment of all amounts at any time becoming due and payable in respect of the Notes as provided in the guarantee dated June 5, 2000 and attached hereto as Schedule 1 (the "Guarantee"), executed by the Guarantor in favor of the Holders (as defined in Section 11 hereof) of the Notes and to be deposited by the Guarantor with the Depository;

WHEREAS, the Issuer wishes to appoint each of the Registrar, the Paying Agents and the Transfer Agents, and the Guarantor wishes to appoint the Depository (each of the Registrar, the Paying Agents, the Transfer Agents and the Depository, an "Agent", and collectively at times referred to herein as the "Agents"), subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein and for the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Appointment of Agents. Each of the Issuer and the
Guarantor hereby appoints Bankers Trust Company as its agent in the capacity of Fiscal and Principal Paying Agent, Transfer Agent and
Registrar in respect of the Notes and Deutsche Bank Luxembourg S.A. as its agent in the capacity of Paying Agent and Transfer Agent in respect of the Notes, and the Guarantor hereby appoints Bankers Trust Company as Depository for the Guarantee, all upon the terms and subject to the conditions set forth herein, in the Guarantee and in the Notes, and the
Agents hereby accept such respective appointments. Each Agent, and any successor or successors of such Agent qualified and appointed in accordance with Section 9 hereof, is herein referred to as if appointed hereunder. The Agents shall have the powers and authority granted to and conferred upon them in this Agreement, in the Guarantee and in the Notes and such further powers and authority to act on behalf of the Issuer and the Guarantor as may be mutually agreed upon by the Issuer, the Guarantor and the Agents. All of the terms and provisions with respect to such powers and authority contained in the Notes and the Guarantee are subject to and governed by the terms and provisions hereof. Capitalized terms used and not defined herein shall have the meanings given such terms in the
Placement Agency Agreement dated May 31, 2000 (the "Placement
Agency Agreement"), among the Issuer, the Guarantor and the Initial
Purchasers, or in the Final Memorandum (as defined in the Placement
Agency Agreement) dated May 31, 2000, as the case may be.
2. Authorization of Notes and Guarantee; Form. (a) The Notes
delivered to the Registrar for authentication pursuant to an order to authenticate from the Issuer on issuance pursuant to Section 3 of this Agreement shall be established in or pursuant to one or more resolutions of the Board of Directors of the Issuer, certified by an officer of the Issuer to have been duly adopted by such Board and to be in full force and effect, and by a resolution of a committee established by the Board of Managers of the Guarantor, certified by an officer of the Guarantor to have been duly adopted by such Board and to be in full force and effect. The Guarantee accompanying the Notes shall be established in or pursuant to one or more resolutions of the Board of Directors of the Issuer, certified by an officer of the Issuer to have been duly adopted by such Board and to be in full force and effect, and by a resolution of the Board of Managers and of the
Supervisory Board of the Guarantor, each certified by an officer of the Guarantor to have been duly adopted by each such Board and to be in full force and effect.  The Issuer may "reopen" from time to time the Notes issued pursuant to this Agreement and issue additional notes in an aggregate principal amount of up to $500,000,000 (inclusive of the aggregate principal amount of Notes issued pursuant to this Agreement)
having identical terms and provisions of the Notes issued hereby. Any such additional notes shall be issued in the manner, and shall be subject to the provisions, set forth herein.
(b)	Each of the Notes shall be issued only in registered form
without coupons in minimum denominations of $250,000 principal amount and multiples of $1,000 in excess thereof (the "Authorized
Denominations"). The face of the Notes shall be substantially in the form of certain exhibits hereto as described below and the reverse of the Notes shall be substantially as set forth in Exhibit B-1 hereto.
(c) Each of the Notes shall be entitled to the benefit of the Guarantee substantially as set forth in Schedule 1 hereto.
Notes initially offered and sold to qualified institutional buyers
("QIBs", as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A shall be issued in the form of one or more permanent global Notes in registered form (the "Rule 144A Global
Notes"), registered in the name of Cede & Co. as nominee for The
Depository Trust Company (together with any successor clearing agency, "DTC"), duly executed by the Issuer and authenticated by the Registrar as hereinafter provided. The face of the Rule 144A Global Notes shall be substantially in the form of Exhibit A-2 hereto and shall bear the legend included therein relating to transfer restrictions.

Notes initially offered and sold to persons other than U.S. persons ("Non-U.S. Persons") in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S") shall be issued in the form of one or more permanent global Notes in registered form (the "Regulation S Global Notes") registered in the name of Cede & Co., as nominee for DTC, duly executed by the Issuer and authenticated by the Registrar as hereinafter provided. The face of the Regulation S Global Notes shall be substantially in the form of Exhibit A-3 hereto and shall bear the legend included therein relating to transfer restrictions.

The aggregate principal amount of each of the Rule 144A Global
Notes and the Regulation S Global Notes (collectively, the "Global
Notes") may from time to time be increased or decreased by adjustments made on the records of the Registrar as hereinafter provided. Every Global Note shall have affixed to its reverse a schedule substantially in the form of Exhibit B-2 hereto for the purpose of recording such adjustments.

Notes initially offered and sold to institutional investors other than QIBs that qualify as "accredited investors" as defined in Rule 501(a)(1),
(2), (3) and (7) under the Securities Act ("Institutional Accredited Investors") shall be issued in the form of certificated Notes in registered form (the "U.S. Certificated Notes"). The face of the U.S. Certificated
Notes shall be substantially in the form of Exhibit A-1 hereto and shall bear the legend included therein relating to transfer restrictions. Notes issued pursuant to Section 5(b) hereof in the limited circumstances provided for therein in exchange for interests in the Regulation S Global Notes shall be in the form of certificated Notes in registered form (the "Regulation S Certificated Notes" and, collectively with the U.S. Certificated Notes, the "Certificated Notes").

References herein to the "Notes" shall be deemed to include Global
Notes and the Certificated Notes unless the context requires otherwise. The Notes may have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities depositary, clearance facility, securities exchange or governmental agency or as may, consistently herewith, be determined by the Authorized Officer (as defined in Section 3(a) hereof) of the Issuer, as conclusively evidenced by execution of such Notes.

(d) The Global Notes shall be initially registered in the name of Cede & Co. ("Cede"), the nominee of DTC. The Global Notes shall be authenticated by the Registrar upon the same conditions, in substantially the same manner and with the same effect as the Certificated Notes. As long as Cede is the registered holder of a Global Note, such holder will be considered the absolute owner and holder of such Global Note for all purposes whatsoever. None of the Issuer, the Guarantor or any Agent will have any responsibility or liability for any aspect of the records relating to or payments made by DTC on account of beneficial interests in the Global Notes. Except as provided in Section 5(b) hereof, owners of beneficial interests in the Global Notes will not be entitled to have Notes registered in their names, will not receive or be entitled to receive Notes in definitive registered form and will not be considered owners or holders thereof under this Agreement.
(e) If from time to time a portion of the aggregate principal amount of a Global Note is repurchased and cancelled by the Issuer, the Registrar in lieu of issuing a new Note upon surrender of a Global Note, as would otherwise be required pursuant to the provisions hereof and of the Global Note, shall, and is authorized by the holder of the Global Note, by its acceptance thereof, to, endorse on the schedule affixed to the Global
Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof), an appropriate notation evidencing the date and the reduction in the principal amount of the Global Note equal to the principal amount of the portion of the Global Note so repurchased and cancelled. The Registrar's actions in endorsing the schedule (or such continuation thereof) affixed to a Global Note pursuant to the preceding sentence shall be subject to the same standard of care as the issuance by the Registrar of new Notes upon any repurchase of a portion of a Certificated Note and all provisions hereof and of the Global Notes referred to in the first sentence of this paragraph (e) relating to the repurchase of Notes (other than those relating to the issuance and authentication of a new Note) shall apply to each repurchase resulting in a decrease in the principal amount of a Global Note.
3. Execution of Notes and Guarantee; Dating; Authentication.
(a) Each Note shall be executed manually or by facsimile, imprint, or by reasonably secure electronic means agreed to by both the Issuer and the Fiscal and Principal Paying Agent, on behalf of the Issuer by an Authorized Officer (as defined below), with the Guarantee duly executed, manually or by facsimile by an Authorized Officer of the Guarantor and attached to such Note. With the delivery of this Agreement, each of the Issuer and the Guarantor is furnishing and from time to time thereafter may furnish a certificate substantially in the form of Exhibits C-1 and C-2 (each, an "Authorization Certificate") identifying and certifying the incumbency and specimen signatures of (i) officers of each of the Issuer and the Guarantor authorized to execute the Notes and the Guarantee, respectively ("Authorized Officers") and (ii) persons authorized to act and to give and receive instructions and notices on behalf of each of the Issuer and the Guarantor hereunder (together with the Authorized Officers, "Authorized Representatives"). Until the Agents receive a subsequent Authorization Certificate of the Issuer or the Guarantor, the Agents shall be entitled to rely on the last Authorization Certificate delivered to them for purposes of determining the Issuer's and Guarantor's Authorized Officers and Authorized Representatives, unless the Issuer or the Guarantor has informed the Agents in writing pursuant to Section 13 hereof not to rely on such Authorization Certificate for purposes of determining the Issuer's and Guarantor's Authorized Officers and Authorized Representatives. Any such signature may be in facsimile and may be imprinted or otherwise reproduced. In case any person who shall have executed any Note shall cease for any reason to be an Authorized Officer of the Issuer before such Note shall be authenticated and delivered by the Registrar or disposed of by the Issuer, such Note may nevertheless be authenticated and delivered or disposed of as though such person had not ceased to be an Authorized
Officer of the Issuer; and any Note may be executed on behalf of the Issuer by any such person as, at the date of execution thereof, shall be an Authorized Officer of the Issuer, although at the date hereof any such person was not an Authorized Officer of the Issuer. Any Guarantee may be executed on behalf of the Guarantor by any such person as, at the date of execution thereof, shall be an Authorized Officer of the Guarantor, although at the date hereof any such person was not an Authorized Officer of the Guarantor.
(b) The Registrar is authorized, upon receipt of the Notes duly executed on behalf of the Issuer for purposes of original issuance, to authenticate Notes in the aggregate principal amount of US$350,000,000
(which amount may be increased pursuant to the terms of Section 2 hereof in respect of the Issuer's right to "reopen" the Notes issued hereby) and to deliver said Notes to or upon the written order of the Issuer signed by any Authorized Officer or by a duly authorized attorney-in-fact. Thereafter, the Registrar is authorized to authenticate and deliver Notes in accordance with the provisions set forth herein or in the Notes.
(c) Notes shall be dated the date of their authentication by the Registrar.
4. Payment. (a) In order to provide for the payment of principal of and interest on the Notes as the same shall become due and payable, the Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) hereby agrees to pay to the Fiscal and Principal Paying Agent by wire transfer of immediately available funds for credit to the account of the Fiscal and Principal Paying Agent as specified in Section 13(b) of this Agreement prior to 12:00 p.m., New York City time, on each interest payment date or the maturity date (including a date fixed for redemption) of Notes in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, an amount in cash which (together with any cash then held by the Fiscal and Principal Paying Agent and available for the purpose) shall be sufficient to pay the interest or principal or both, as the case may be, becoming due on such date; provided, however, that if such date is not a Business Day, the Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) shall make such payment on the next succeeding Business Day. A "Business Day" is any day which is not a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law to close in New York City. The Fiscal and Principal Paying Agent shall apply such amounts to the payment due on such date and, pending such application, such amounts shall be held in trust by the Fiscal and Principal Paying Agent for the benefit of the persons entitled thereto.
(a) The Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) shall procure that the bank through which any payments due hereunder are to be made will supply the Fiscal and Principal Paying Agent by 12:00 p.m., New York City time, one Business Day prior to the due date for any such payment, an irrevocable confirmation (by facsimile to (212) 250-6961) of its intention to make such payment.
(b) If the Issuer becomes liable to pay additional amounts pursuant to Section 3(b)(i) of the Notes (all such amounts being referenced to as "U.S. Additional Amounts"), then at least three Business Days prior to the date of any payment by the Issuer of principal or interest on the Notes, the Issuer will furnish the Fiscal and Principal Paying Agent with a certificate which specifies the amount required to be withheld, if any, on such payment to holders of the Notes and the U.S. Additional Amounts, if any, due to holders of the Notes, and, on the date of any payment by the Issuer of principal or interest on the Notes, will pay to the Fiscal and Principal Paying Agent such U.S. Additional Amounts as shall be required to be paid to such holders. All references in this Agreement to principal and interest, if any, in respect of Notes shall, unless the context otherwise requires, be deemed to mean and include all Additional Amounts (defined below), if any, payable in respect of such Notes as set forth in the Notes.
(c) If the Guarantor becomes liable to pay additional amounts pursuant to Section 3(b)(ii) of the Notes (all such amounts being referenced to as "German Additional Amounts", and together with the U.S.
Additional Amounts, "Additional Amounts" ), or if the Guarantor becomes liable to pay U.S. Additional Amounts on behalf of the Issuer pursuant to the Guarantee, then at least three Business Days prior to the date of any payment by the Guarantor of any amounts required to be paid on the Notes pursuant to the Guarantee, the Guarantor will furnish the Fiscal and Principal Paying Agent with a certificate which specifies the amount required to be withheld, if any, on such payment to holders of the Notes and the Additional Amounts, if any, due to holders of the Notes, and, on the date of any payment by the Guarantor of any amounts required to be paid on the Notes pursuant to the Guarantee, will pay to the Fiscal and Principal Paying Agent such Additional Amounts as shall be required to be paid to such holders. All references in this Agreement to amounts, if any, payable by the Guarantor pursuant to the terms of the Guarantee shall, unless the context otherwise requires, be deemed to mean and include all Additional Amounts, if any, payable in respect of such Notes as set forth in the Notes.
(e) If the Fiscal and Principal Paying Agent pays out funds on or after the due date of payment therefor after receipt of the notice described in Section 4(b) on the assumption that the corresponding payment by the Issuer or the Guarantor has been or will be made and such payment has in fact not been so made by the Issuer or the Guarantor, as applicable, the Issuer or the Guarantor, as applicable, shall on demand reimburse the Fiscal and Principal Paying Agent for such funds, including interest on such amount from the date on which it was paid out to the date of reimbursement at a rate per annum equal to the cost to the Fiscal and Principal Paying Agent of funding the amount paid out, as certified by the Fiscal and Principal Paying Agent, expressed as a rate per annum.
(f) Subject to the Issuer's (and, failing the Issuer's, the Guarantor's) compliance with Section 4(a) hereof, and subject to and in accordance with the terms of the Notes and the Guarantee, the Fiscal and Principal Paying Agent will pay or cause to be paid on behalf of the Issuer or the Guarantor, if applicable, on and after each due date therefor the amounts due in respect of the Notes. Pending such payment, amounts received by the Fiscal and Principal Paying Agent for such payment will be held in trust by the Fiscal and Principal Paying Agent for the benefit of the persons entitled thereto. If any payment provided for in Section 4(a) hereof is made late but otherwise in accordance with this Agreement, the Fiscal and Principal Paying Agent will nevertheless endeavor to make such payment in respect of the Notes. However, unless and until the full amount of any such payment has been made to the Fiscal and Principal Paying
Agent, the Fiscal and Principal Paying Agent will not be bound to make such payments.
5. Transfer of the Global Notes. (a) The Global Notes initially shall (i) be registered in the name of DTC or the nominee of DTC, (ii) be delivered to Bankers Trust Company as custodian for DTC and (iii) bear legends as described in Section 2(b) hereof.
Members of, or participants in, DTC ("Participants") shall have no rights under this Agreement with respect to any Global Note, and DTC may be treated by the Issuer, the Guarantor, the Agents and any agent of the Issuer, the Guarantor or the Agents as the absolute owner of such Global
Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Guarantor, the Agents or any agent of the Issuer, the Guarantor or the Agents, from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Participants, the operation of customary practices governing the exercise of the rights of a holder of any Note. Beneficial interests in the Global Notes may be held only through Participants in DTC and, in particular, prior to 40 days after the later of the closing date with respect to the Notes and the completion of the distribution of the Notes, beneficial interests in the Regulation S Global Notes may be held only through accounts with Morgan Guaranty Trust Company of New York,
Brussels office, as operator of the Euroclear System ("Euroclear") or Clearstream ("Clearstream").
(a) Transfers of the Global Notes shall be limited to transfers of such Global Notes in whole, but not in part, to DTC, its successors or their respective nominees except as provided below. Interests of beneficial owners in the Global Notes may be transferred in accordance with the rules and procedures of DTC and the provisions of Section 6 hereof. In addition, U.S. Certificated Notes and Regulation S Certificated Notes shall be transferred to beneficial owners of interests in the Rule 144A Global Note or the Regulation S Global Note, respectively, in exchange for such beneficial interests, if (i) DTC notifies the Issuer that it is unwilling or unable to continue as depositary for the Rule 144A Global Note or the Regulation S Global Notes, as the case may be, and a successor depositary which shall be a clearing agency registered under the Securities Exchange
Act of 1934, as amended, is not appointed by the Issuer within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request for exchange from DTC. Upon the occurrence of either event described in clauses (i) and (ii) in the preceding sentence, DTC shall promptly surrender the Global Notes for exchange by the Registrar into Certificated Notes in an aggregate principal amount equal to the then outstanding principal amount of such Global Notes. Such Certificated Notes will be executed by the Issuer, and will be authenticated by the Registrar and registered in the names, addresses and denominations
(in minimum denominations of $250,000 and in multiples of $1,000 in excess thereof) provided in a written notice to be given by DTC to the Registrar at least five Business Days prior to the date of exchange (which notice shall also specify the taxpayer identification number, if any, of each Holder). Such Certificated Notes will be delivered to or on behalf of DTC for delivery to its Participants. The Registrar shall promptly cancel and deliver to the Issuer the surrendered Global Notes.
(b) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such first Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.
(c) Any Certificated Note delivered in exchange for an interest in one of the Global Notes pursuant to paragraph (b) of this Section shall, except as otherwise provided by Section 6(h) hereof, bear the legend regarding transfer restrictions applicable to the Notes set forth in Section 2(b).
(d) The registered holder of the Global Notes may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Agreement, the Notes or the Guarantee.
6. Transfer and Exchange of Notes; Cancellation. (a)  The
Fiscal and Principal Paying Agent, or an agent duly authorized by the Fiscal and Principal Paying Agent, is hereby authorized from time to time in accordance with the provisions of the Notes and of this Section 6 to authenticate and deliver Notes in exchange for or in lieu of Notes which become mutilated, destroyed, stolen or lost and Notes of authorized denominations in exchange for a like aggregate principal amount of Notes.
(b) The following restrictions with respect to the registration of any transfer of any Note shall apply:
(i) Except as provided for in Section 5(b) hereof, Certificated Notes will not be issued in exchange for beneficial interests in the Global Notes; all beneficial interests in the Global Notes will be held directly or indirectly through a Participant.
(ii) Transfers of interests in one Global Note to parties who will hold the interests through the same Global Note will be effected in the ordinary way in accordance with the respective rules and operating procedures of DTC, Euroclear or Clearstream, as the case may be.
(iii) Transfers of interests between the Global Notes will be effected through either Transfer Agent who shall contact the Registrar to procure the exchange of interests in one
Global Note for interests of an equal principal amount in the other Global Note; provided, however, that a Transfer
Agent will not be required to accept for registration of transfer any interest in a Global Note except upon presentation of evidence satisfactory to the Registrar and the applicable Transfer Agent that such transfer is being made in compliance with the legends appearing on the Global Notes;
and further provided, that prior to the expiration of 40 days after the later of the closing date with respect to the Notes and the completion of the distribution of the Notes, the Transfer Agents will not be required to accept for registration any transfer of an interest in the Regulation S
Global Note to the Rule 144A Global Note if the transferee is not a QIB. In addition, a Transfer Agent will not be required to accept for registration of transfer any interest from a Rule 144A Global Note to a Regulation S Global
Note until such Transfer Agent and the Registrar receive an executed transfer certificate in the form attached as Exhibit
D hereto.  For each transfer of interests between the Global
Notes, the Registrar shall record the appropriate notations to reflect the respective modifications to the aggregate principal amount of each Global Note.
(iv) Transfers of interests in Certificated Notes may be made only in accordance with the legend contained on the face of such Notes, and a Transfer Agent will not be required to accept for registration of transfer any such Notes except upon presentation of evidence satisfactory to the Registrar and the applicable Transfer Agent that such transfer is being made in compliance with such legend. QIBs and Non-U.S. Persons may request that any Notes they hold as Certificated Notes be exchanged for interests in the Global Notes. The Transfer Agents shall deliver to the Fiscal and Principal Paying Agent all such Certificated Notes (and shall procure the authentication and delivery of new
Certificated Notes representing the remainder of the prior
Certificated Note where less than the whole interest in the such Certificated Note was transferred, provided in all cases that such new Certificated Note must be of an Authorized
Denomination) representing interests so exchanged and shall provide the Registrar any information the Registrar may require to make the appropriate notations on the schedule attached to the relevant Global Note.
The Fiscal and Principal Paying Agent shall retain copies of all letters, notices and other written communications received pursuant to this
Section 6(b). Each of the Issuer and the Guarantor has the right to inspect all such letters, notices or other written communications at any reasonable time.
(c) Each Note authenticated and delivered upon any transfer or exchange for or in lieu of the whole or any part of any Note shall carry all the rights to interest, if any, accrued and unpaid and to accrue which were carried by the whole or such part of such Note, and notwithstanding anything to the contrary herein contained, such new Note shall be so dated that neither gain nor loss in interest shall result from such transfer, exchange or substitution.
(d) The Issuer shall execute and deliver to the Fiscal and Principal Paying Agent or the Registrar Notes in such Authorized
Denominations and at such times as may reasonably be necessary to enable the Registrar to fulfill its responsibilities under this Agreement and the Notes.

(e) The Transfer Agents and the Registrar may decline to exchange or register the transfer of any Note during the period of 10 days preceding (i) the due date for any payment of principal of or interest, if any, on the Notes or (ii) the date on which Notes are scheduled for redemption.

(f) Transfer, registration and exchange shall be permitted and executed as provided in this Section 6 without any charge other than any stamp or other taxes or governmental charges or insurance charges payable on transfers or any expenses of delivery by other than regular mail. Registration of the transfer of a Note by the Registrar shall be deemed to be the acknowledgement of such transfer on behalf of the Issuer.

(g) All Notes surrendered for payment, redemption, or exchange shall be delivered to the Registrar. The Registrar shall cancel and may destroy all such Notes surrendered for payment, redemption or exchange and, in the case of destruction, shall deliver a certificate of destruction to each of the Issuer and the Guarantor upon its written request.

(h) Upon the transfer, exchange or replacement of Notes, the Registrar shall deliver only Notes bearing the legend relating to transfer restrictions as described in Section 2(b) hereof unless either (i) such delivery is at least two years after the later of the original issue date of the Notes and the last date on which the Issuer, the Guarantor or any affiliate of the Issuer or the Guarantor, as notified to the Fiscal and Principal Paying Agent pursuant to Section 15 hereof, was the beneficial owner of such Note
(or any predecessor Note) or (ii) there is delivered to the Fiscal and Principal Paying Agent an opinion of counsel reasonably satisfactory to the Issuer, the Guarantor and the Fiscal and Principal Paying Agent to the effect that neither such legend nor the restrictions on transfer set forth in
Section 6(b) hereof are required in order to maintain compliance with provisions of the Securities Act.

(i) Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Agents) connected therewith.
The Registrar's actions in recording the appropriate notations to reflect the respective modifications to the aggregate principal amount of each Global Note pursuant to this Section 6 shall be subject to the same standard of care as the issuance by the Registrar of new Notes upon any transfer of a Note, and all provisions of this Section 6 relating to the transfer of Notes (other than those relating to the issuance and authorization of a new Note) shall apply to any transfer resulting in an increase in the principal amount of such Global Note.
7. Register. The Registrar, as agent of the Issuer, shall maintain at its corporate trust office in New York City a register for the exchange, registration and registration of transfers of the Notes. The Registrar will keep a record of all Noteholders (defined herein) and Notes at said office and will make such available for inspection upon the reasonable request of the Issuer or the Guarantor. Included in such record will be notations as to whether such Notes have been redeemed or otherwise paid or cancelled, and, in the case of mutilated, destroyed, stolen or lost Notes, whether such Notes have been replaced. In the case of the replacement of any of the Notes, the Registrar will keep a record of the Note so replaced, and the
Note issued in replacement thereof. In the case of the cancellation of any of the Notes, the Registrar will keep a record of the Note so cancelled and the date on which such Note was cancelled.
8. Conditions of Agents' Obligations. The Agents accept appointment hereunder and their obligations herein and in the Notes set forth upon the terms and conditions hereof and thereof, including the following, to all of which the Issuer and the Guarantor agree and to all of which the rights of the Holders from time to time of the Notes shall be subject:
(a) Each of Bankers Trust Company and Deutsche Bank
Luxembourg S.A. shall be entitled to the compensation set forth in the memorandum dated April 24, 2000 from Deutsche Bank Securities to the
Guarantor (except with respect to the Acceptance Fee set forth therein) for services rendered by them, and the Issuer and the Guarantor (or one of such parties on behalf of both such parties) agree promptly to pay such compensation to each of Bankers Trust Company and Deutsche Bank
Luxembourg S.A., respectively (or to one of such Agents on behalf of both such Agents), and neither the Issuer nor the Guarantor need concern itself with the apportionment between the Agents of such payment. The Issuer
(or, failing the Issuer, the Guarantor) shall on demand reimburse the Agents for their reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by them in connection with the services rendered by them hereunder. The Issuer and the Guarantor, jointly and severally, hereby agree to indemnify the Agents (including their respective officers, directors, employees and agents) for, and to hold them harmless against, any loss, liability, action, suit, judgment, demand, damage, cost or expense, including advertising, telex and postage expenses, properly incurred without negligence, wilful misconduct or bad faith on their part arising out of or that is in any way related to this Agreement, any Note or the Guarantee in connection with their acting as Agents of the Issuer and the Guarantor hereunder. The Agents shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken by them in reliance upon any Note, the Guarantee, notice, direction, consent, certificate, affidavit, statement, telex, facsimile or other paper or document reasonably believed by them, in good faith and without negligence, to be genuine and to have been presented, signed or sent by an Authorized Representative of the Issuer or the Guarantor. The obligations of the Issuer and the Guarantor under this Section 8(a) shall survive payment of the Notes, the resignation or removal of the Agents or the termination of this Agreement.
(b) In acting under this Agreement and in connection with the Notes, the Agents are acting solely as agents of the Issuer and the Guarantor to the extent set forth in Section 1 herein and do not assume any obligation towards or relationship of agency or trust for or with any of the owners or holders of the Notes, except that all funds held by any Paying
Agent or the Registrar for the payment of principal of or interest on the Notes shall be held in trust by it for such owner or holder and applied as set forth herein and in the Notes, but need not be segregated from other funds held by it, except as required by law; provided that moneys paid by the Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) to the Fiscal and Principal Paying Agent for the payment of principal of or interest on any of the Notes and remaining unclaimed at the end of two years after the date on which such principal or interest shall have become due and payable (whether at maturity, upon call for redemption or otherwise) shall, together with interest made available for payment thereof, be repaid to the Issuer or the Guarantor, as applicable, as provided and in the manner set forth in the Notes, whereupon the aforesaid trust shall terminate and all liability of such Agents with respect to such moneys shall cease.
(c) Any Agent may consult with counsel reasonably satisfactory to it, and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and without negligence and in accordance with such advice or opinion.
(d) Each Agent in its individual capacity or any other capacity, may become the owner of, or acquire any interest in, any Notes or other obligations of the Issuer or the Guarantor with the same rights that it would have if it were not such Agent, and may engage or be interested in any financial or other transaction with the Issuer or the Guarantor, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or other obligations of the Issuer or the Guarantor, as freely as if it were not such an Agent.
(e) Subject to any agreement among the Issuer, the Guarantor and the Agents to the contrary, the Agents shall not be under any liability for interest on any moneys received by them pursuant to any of the provisions of this Agreement or the Notes; provided, however, that if an Agent receives moneys on a timely basis from the Issuer or the Guarantor pursuant to Section 4 hereof and fails to pay such moneys on time to the person entitled thereto, such Agent shall be liable for any interest due to such person as a result of such late payment.
(f) The recitals contained in this Agreement and in the Notes
(except the Registrar's certificates of authentication) shall be taken as the statements of the Issuer and the Guarantor, as applicable, and therefor the Agents do not assume any responsibility for the correctness of the same.
The Agents do not make any representation (other than with respect to themselves) as to the validity or sufficiency of this Agreement, the Notes or the Guarantee, except each Agent's due authorization, execution and delivery of this Agreement. The Agents shall not be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof.
(g) Each Agent, its officers, employees and agents shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and in the Notes, and no implied duties or obligations shall be read into this Agreement or the Notes against them.
9. Resignation and Appointment of Successor; Maintenance of
Office or Agency for Certain Purposes. (a) The Issuer and Guarantor agree, for the benefit of the holders from time to time of the Notes, that until all of the Notes are no longer outstanding or until moneys for the payment of all principal of and interest, if any, on all outstanding Notes shall have been made available at the office of the Fiscal and Principal Paying Agent and shall have been returned to the Issuer or the Guarantor as provided in
Section 8(b) hereof, whichever occurs earlier, there shall at all times be a Paying Agent hereunder and that each of the Issuer and the Guarantor will at all times maintain an office or agency (which may be the offices of one or more of the Agents) in The City of New York, where the Notes may be presented or surrendered for payment, registration of transfer or exchange, as provided in such Notes, and where notices and demands to or upon the Issuer or the Guarantor in respect of such Notes, the Guarantee and this Agreement may be served. Each Agent shall at all times be a responsible financial institution which is authorized by law to exercise its powers and duties hereunder.
(a) Any Agent may at any time resign by giving written notice of its resignation to the Issuer and the Guarantor (and to the Fiscal and Principal Paying Agent, in the case of the resignation of an agent other than the Fiscal and Principal Paying Agent) and specifying the date on which its resignation shall become effective; provided that such date shall be at least
60 days after the date on which such notice is given unless the Issuer and the Guarantor agree to accept shorter notice. Upon receiving such notice of resignation, the Issuer and the Guarantor shall promptly appoint a successor agent, qualified as aforesaid, by written instrument in duplicate signed on behalf of the Issuer and the Guarantor, one copy of which shall be delivered to the resigning Agent and one copy to the successor agent. Such resignation shall become effective upon the earlier of (i) the effective date of such resignation or (ii) the acceptance of appointment by the successor agent as provided in Section 9(d) hereof. The Issuer and the Guarantor may, at any time and for any reason, remove any Agent and appoint a successor agent, qualified as aforesaid, by written instrument in duplicate signed by a duly authorized officer of each of the Issuer and the Guarantor, one copy of which shall be delivered to each of the Fiscal and Principal
Paying Agent (if such Agent is not the agent being removed), the Agent being removed and the successor agent. Any removal of an Agent and any appointment of a successor agent shall become effective upon acceptance of appointment by the successor agent as provided in Section 9(d) hereof.
In the event of resignation by an Agent, if a successor agent has not been appointed by the Issuer and the Guarantor within 60 days after the giving of notice by such Agent of its intention to resign, such Agent may, at the expense of the Issuer and the Guarantor, petition any court of competent jurisdiction for appointment of an agent. Upon its resignation or removal, an Agent shall be entitled to the payment by the Issuer and the Guarantor of compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred (including the reasonable fees and expenses of counsel) in connection with the services rendered by it hereunder.
(b) The Issuer and the Guarantor shall remove an Agent and appoint a successor agent if such Agent (i) shall become incapable of acting, (ii) shall be adjudged bankrupt or insolvent, (iii) shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, (iv) shall consent to, or shall have had entered against it a court order for, any such relief or the appointment of or taking possession by any such official in any involuntary case or other proceedings commenced against it, (v) shall make a general assignment for the benefit of creditors or (vi) shall fail generally to pay its debts as they become due.
(c) Any successor agent appointed as provided in Section 9(b) or (c) hereof shall execute and deliver to its predecessor and to the Issuer and the Guarantor an instrument accepting such appointment hereunder, and thereupon such successor agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder, with like effect as if originally named as such Agent hereunder, and such predecessor, upon payment of its compensation, out-of-pocket expenses and any indemnity owing pursuant hereto then unpaid, shall deliver over to such successor agent all moneys, securities, books, records or other property at the time held by it hereunder.
(d) Any corporation into which an Agent may be merged or converted or any corporation with which such Agent may be consolidated or any corporation resulting from any merger, conversion or consolidation to which such Agent shall be a party or any corporation succeeding to the corporate trust business of such Agent shall be the successor to such Agent hereunder (provided that such corporation shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.
10. Successor Corporations. (a) The Issuer may consolidate with or merge into any other person, or sell, convey or transfer all or substantially all of its assets to any other person, without the consent of the Holders, provided that:
(i) the entity (if other than the Issuer) formed by or resulting from any such consolidation or merger shall be organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and shall expressly assume, by an amendment to this Agreement pursuant to Section 14(a) hereof and to the Notes, the due and punctual payment of the principal of, and premium, if any, and interest on, the Notes and the due and punctual performance and observance of all the covenants and conditions to be performed or observed by the Issuer pursuant to this Agreement and the Notes;
(ii) such amendment shall be in form reasonably satisfactory to the Fiscal and Principal Paying Agent, shall be duly executed by the entity succeeding the Issuer and, when so executed, shall constitute a valid and legally binding agreement of such entity, enforceable against such entity in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether in a proceeding in equity or at law, and shall be delivered to the Fiscal and Principal Paying
Agent;
(iii) immediately after giving effect to such transaction, no Event of Default under the terms of the Notes, and no event which, after notice or lapse of time or both, would become an Event of Default under the terms of the Notes, shall have occurred or be continuing; and
(iv) the Issuer delivers to the Fiscal and Principal Paying
Agent an officers' certificate and an opinion of counsel, each stating that the conditions precedent to such consolidation, merger, sale, conveyance or transfer as set forth in subclauses (i) through (iii) of this Section 10(a) have been satisfied.
Notwithstanding the foregoing, the Issuer may sell, convey or transfer all or substantially all of its assets to any person which is directly or indirectly wholly-owned by one or more of the Issuer, the Guarantor and their wholly-owned Subsidiaries (as defined in the Notes).
(b) In case of any such consolidation, merger, sale, conveyance, or assumption, such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Issuer all of the Notes issuable hereunder which theretofore shall not have been executed on behalf of the Issuer and delivered to the Fiscal and Principal Paying Agent; and, upon the order of such successor corporation, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Registrar shall authenticate and shall deliver any Notes which previously shall have been signed and delivered on behalf of the Issuer to the Registrar for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Registrar for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Agreement as the Notes theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Notes had been issued at the date of the execution hereof.
In case of any such consolidation, merger, sale, conveyance, or transfer, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate solely in light thereof.

(c) The Guarantor may consolidate with or merge into any other person, or sell, convey or transfer all or substantially all of its assets to any other person, without the consent of the Holders, provided that:
(i) the purchasing or transferee corporation or the successor, continuing or resulting corporation in the case of a merger or consolidation (if the Guarantor is not the surviving corporation), as the case may be (the "Successor
Guarantor"), expressly assumes, by an amendment to this Agreement pursuant to Section 14(a) hereof and the Guarantee, the obligations of the Guarantor under this Agreement and the Guarantee and the due and punctual performance and observance of all the covenants and conditions to be performed or observed by the Guarantor pursuant to this Agreement and the Guarantee;
(ii) such amendment shall be in form reasonably satisfactory to the Fiscal and Principal Paying Agent, shall be duly executed by the Successor Guarantor and, when so executed, shall constitute a valid and legally binding agreement of such Successor Guarantor, and shall be delivered to the Fiscal and Principal Paying Agent;
(iii) if such Successor Guarantor is organized under the laws of a jurisdiction other than the Federal Republic of Germany (a "Successor Guarantor Jurisdiction"), such
Successor Guarantor agrees to assume the Guarantor's obligations under the Guarantee to pay any U.S. Additional
Amounts as described under Section 4(c) hereof or any amounts akin to German Additional Amounts as described under Section 4(d) hereof imposed by the laws of the jurisdiction in which the Successor Guarantor is organized;
(iv) immediately after giving effect to such transaction, no Event of Default under the terms of the Notes, and no event which, after notice or lapse of time or both, would become an Event of Default under the terms of the Notes, shall have occurred or be continuing; and
(v) the Guarantor delivers to the Fiscal and Principal
Paying Agent an officers' certificate and an opinion of counsel, each stating that the conditions precedent to such consolidation, merger, sale, conveyance or transfer as set forth in subclauses (i) through (iv) of this Section 10(c) have been satisfied.
(d) The Agents, subject to the provisions of Section 8(c) and (d) hereof, may rely on the documents delivered by any successor corporation pursuant to this Section 10 as conclusive evidence that any such consolidation, merger, sale, conveyance or transfer, complies with the provisions of this Section 10 and the Notes.
11. Meetings; Notice to Noteholders. (a) The Issuer or the
Guarantor may at any time and from time to time call a meeting of the holders of the Notes ("Noteholders" or "Holders"), such meeting to be held at such time and at such place as the Issuer or the Guarantor, as applicable, shall determine, for the purpose of obtaining a waiver of any covenant or condition set forth in the Notes or for any of the purposes provided for in Section 14 hereof. Upon a request in writing made by Holders of not less than 25% of the aggregate outstanding principal amount of the Notes, determined on the basis of the Holders appearing in the registry books maintained by the Registrar ("Registered Holders") pursuant to Section 7 hereof on the date which is 15 days prior to the date of such writing, after the Notes have become due and payable due to the occurrence of an Event of Default, the Fiscal and Principal Paying Agent shall convene a meeting of the Noteholders, such meeting to be held at such time and at such place as the Issuer or the Guarantor, as applicable, or the Noteholders shall determine. Notice of any meeting of Noteholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Noteholders at their registered addresses not less than 30 nor more than 60 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Noteholders a person shall be (i) a holder of one or more Notes or (ii) a person appointed by an instrument in writing as proxy by the holder of one or more of such Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives and counsel of the Issuer and the Guarantor.
The term "outstanding" means, as of any particular time, all Notes authenticated and delivered by the Registrar under this Agreement, except
(i) Notes theretofore cancelled by the Registrar or delivered to the Registrar for cancellation; (ii) Notes, or portions thereof, for the payment of which monies in the necessary amount shall have been deposited in trust with the Fiscal and Principal Paying Agent; and (iii) Notes in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 6 hereof unless proof satisfactory to the Registrar is presented that any such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer.

In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, request, demand, authorization, notice, consent or waiver under this Agreement, the Notes which are owned by the Issuer and the Guarantor or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Agents shall be protected in relying on any such direction, consent or waiver, only Notes that the Registrar knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Registrar the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or the Guarantor or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Registrar in accordance with such advice. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information that is in the possession of the Registrar, upon the certificate, statement or opinion of or representations by the Registrar unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

(b) The persons entitled to vote at least a majority in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum for the purpose of any action to be taken at a meeting of Noteholders. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote at least 25% in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding Notes which shall constitute a quorum.
At a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution to waive compliance by the Issuer or the Guarantor with any of the covenants or conditions referred to above shall be effectively passed and decided if passed and or decided by the persons entitled to vote the lesser of (i) at least a majority in aggregate principal amount of Notes then outstanding or (ii) at least 75% in aggregate principal amount of the Notes represented and voting at the meeting. It shall not be necessary for the vote or consent of the holders of Notes to approve the particular form of any proposed modification, amendment, supplement, authorization notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.
(c) Any Noteholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Noteholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Section 11 shall be binding on all the Noteholders whether or not present or represented at the meeting.
(d) The holding of Notes shall be proved by the registry books maintained in accordance with Section 7 hereof or by a certificate or certificates of the Registrar in its capacity as the Issuer's agent for the maintenance of such books.
(e) The Issuer or the Guarantor, as applicable shall appoint a temporary chairman of a meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of at least a majority in aggregate principal amount of the Notes represented at the meeting. At any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her, provided that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Noteholder or proxy. Any meeting of Noteholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.
(f) The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the Noteholders or proxies and on which shall be inscribed the serial number or numbers of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes reasonably acceptable to the Issuer who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in triplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the triplicate copies shall be delivered to each of the Issuer, the Guarantor and to the Fiscal and Principal Paying Agent to be preserved by the Fiscal and Principal Paying Agent, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.
(g) Any modifications, amendments or waivers to this Agreement or to the Notes will be conclusive and binding on all holders of the Notes, whether or not they have given such consent or were present at such meeting, and on all future holders of Notes, whether or not notation of such modifications, amendments or waivers is made upon the Notes. Any instrument given by or on behalf of any holder of a Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent holders of such Note.
(h) Notices to Noteholders will be mailed to them (or the first named of joint holders) by first class mail (or, if first class mail is unavailable, by airmail) at their respective addresses in the register and deemed to have been given on the fourth weekday after the date of mailing. Notice of any meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders at their registered addresses not less than 30 nor more than 60 days prior to the date fixed for the meeting, as set forth in Section 11(a). In addition, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so require, notice will also be published in a daily newspaper with general circulation in Luxembourg. Any such notice will be deemed to have been given on the date of such publication or if published in such newspapers on different dates, on the date of the first publication.
12. Payment of Taxes. The Issuer (or, failing the Issuer, the
Guarantor) agrees to pay all stamp and other duties, if any, to which this Agreement or the initial issuance of the Notes may be subject.
13. Notices. (a) All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to Bankers Trust Company shall be delivered, telexed or telecopied and confirmed to such Agent care of:
Bankers Trust Company
4 Albany Street, 4th Floor
New York, NY 10006
USA
Facsimile: (212) 250-6961
Attention: Corporate Trust and Agency Services

and if sent to Deutsche Bank Luxembourg S.A., delivered; telexed or telecopied and confirmed to such Agent care of:

Deutsche Bank Luxembourg S.A.
2 Boulevard Konrad Adenauer
L-1115 Luxembourg
Facsimile: + 352 466-750
Attention: Adriano Vinciotti

and if sent to the Issuer, delivered or sent via facsimile and confirmed at:

Lone Star Industries, Inc.
P.O. Box 681250
8902 Vicennes Circle
Suite A
Indianapolis, IN 46268-1250
USA
Facsimile: + 1 317 415 2441
Attention: General Counsel

and if sent to the Guarantor, delivered or sent via facsimile and confirmed at:

Dyckerhoff AG
Biebricher Strasse 69
65203 Wiesbaden
Germany
Facsimile: + 49 611 676 1145
Attention: General Counsel

(or such other address as shall be specified in writing by Bankers
Trust Company, Deutsche Bank Luxembourg S.A., the Issuer or the
Guarantor to the other parties to this Agreement). If any Agent shall receive any notice or demand addressed to the Issuer or the Guarantor by a Noteholder pursuant to the provisions of the Notes, such Agent shall promptly forward such notice or demand to the Issuer or the Guarantor, as applicable.
(b) Payments to the Fiscal and Principal Paying Agent by wire transfer of immediately available funds as provided in Section 4(a) hereof shall be made in U.S. dollars to the following account: Bankers Trust
Company, ABA 021-001-033, A/C No: 01419647 - CTAS, Reference:
Lone Star Industries, Inc., with such bank in New York City as the Fiscal and Principal Paying Agent may from time to time notify to the Issuer and the Guarantor reasonably in advance of the time any such payment is due and payable.
14. Amendments. (a) This Agreement may be amended by the parties hereto, without the consent of any Noteholder, for the purpose of: (i) adding to the covenants of each of the Issuer and the Guarantor for the benefit of the Holders, (ii) amending this Agreement as permitted by, and in compliance with, Section 10 of this Agreement, (iii) surrendering any right or power conferred upon the Issuer or the Guarantor, (iv) modifying the resale restrictions applicable to the Notes in order to comply with applicable law, (v) securing the Notes pursuant to the requirements of the Notes or otherwise or curing any ambiguity, or to correct or supplement any provision contained in this Agreement which may be defective or inconsistent with any other provision contained in the Agreement, or (vi) in any other manner which the parties hereto may mutually deem necessary or desirable and which shall not be inconsistent with the text of the Notes and which shall not adversely affect the interest of the Holders of the Notes in any material respect, as evidenced by an opinion from the Issuer's or the Guarantor's counsel and delivered to the Fiscal and Principal Paying Agent and the Paying Agent.
(b) Modifications of and amendments to this Agreement or to the Notes may also be made, and future compliance therewith or past default by the Issuer may be waived, at a meeting of Noteholders in accordance with Section 11 of this Agreement by persons entitled under the terms of Section 11 hereof to vote at least a majority in aggregate principal amount of the Notes outstanding (or, in each such case, such lesser amount as is permitted under the terms of Section 11 hereof to act at a meeting of Noteholders); provided, however, that no modification, amendment, waiver or consent may, without the consent of the Holder of each Note so affected
(i) change the Stated Maturity of the principal or of any installment of interest on any Note; (ii) change any Interest Payment Date; (iii) reduce the principal amount of or interest on any Note or Additional Amounts payable with respect thereto, or reduce the amount payable thereon in the event of redemption or default; (iv) change the currency of payment of principal of or interest on the Notes or Additional Amounts payable with respect thereto; (v) change the obligation of the Issuer or the Guarantor to pay any Additional Amounts; (vi) impair the right to institute suit for the enforcement of any such payment on or with respect to the Notes; or (vii) reduce the percentage of the aggregate principal amount of Notes outstanding necessary under the terms of Section 11 hereof and this Section
14 to approve any modification or amendment permitted under the terms of
Section 11 hereof or this Section 14 or to waive any future compliance or past default or reduce the quorum required at any meeting of Noteholders or reduce the percentage of aggregate principal amount of Notes outstanding necessary to rescind or annul any declaration of the principal of and accrued interest on the Notes to be due and payable.
(c) Any modifications, amendments or waivers effected in accordance with the requirements of Section 11 hereof and this Section 14 with respect to the Notes shall be conclusive and binding on all Noteholders, whether or not they have consented to such action or were present at the meeting at which such action was taken and whether or not notation of such modifications, amendments or waivers is made upon the Notes.
15. Additional Representations, Warranties and Agreements of the Issuer and the Guarantor. Each of the Issuer and the Guarantor covenants and agrees that it will not acquire any beneficial interest, and will use its reasonable efforts to cause its "affiliates" (as defined in paragraph
(a)(1) of Rule 144 under the Securities Act) not to acquire any beneficial interest, in any Note unless the Issuer or the Guarantor, as applicable, or any such affiliate notifies the Fiscal and Principal Paying Agent of such acquisition in writing. Each of the Issuer and the Guarantor further covenants and agrees that it shall, and shall cause its relevant affiliates to, immediately notify the Fiscal and Principal Paying Agent if the Issuer or the Guarantor, as applicable, or any such affiliate shall cease to be the beneficial owner of any such Notes, specifying the date of such occurrence.
The Agents and all Holders of Notes shall be entitled to rely without further investigation on any such notification (or the lack thereof).
16. Events of Default. Upon the occurrence of an Event of Default described in the Notes, the Issuer or the Guarantor, as appropriate, shall promptly provide the Fiscal and Principal Paying Agent written notice as to, and instruct the Fiscal and Principal Paying Agent in writing to promptly provide all of the Registered Holders of Notes such written notice as to, such occurrence of such Event of Default. Upon receipt of any such written instruction in respect of the occurrence of any such Event of Default, the Fiscal and Principal Paying Agent shall promptly mail to all Registered Holders of such Notes, at the addresses of such Registered
Holders as they appear in the Register, any such written notice of such Event of Default.
17. Governing Law. (a) THIS AGREEMENT, THE NOTES
AND THE GUARANTEE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.
(a) Each of the Issuer and the Guarantor hereby irrevocably consents and agrees to submit to the non-exclusive jurisdiction of any New
York State or United States Federal court sitting in the Borough of Manhattan, New York, New York over any suit, action or proceeding instituted by the Fiscal and Principal Paying Agent or any Registered
Holder of a Note and arising out of or related to this Agreement, any Note or the Guarantee. Each of the Issuer and the Guarantor irrevocably waives, to the fullest extent permitted by law, any immunity to service of process in respect of any such suit, action or proceeding to which it might otherwise be entitled, and any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.
(b) As long as any of the Notes remain outstanding, each of the Issuer and the Guarantor covenants and agrees at all times to have an authorized agent in The City of New York, upon whom process may be served in any suit, action or proceeding arising, out of or relating to this Agreement, any Note or the Guarantee. Service of process upon such agent and written notice of such service mailed or delivered to the Issuer or the Guarantor, as the case may be, shall to the extent permitted by law be deemed in every respect effective service of process upon the Issuer or the Guarantor, as applicable, in any such suit, action or proceeding. The Issuer hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any suit, action or proceeding may be made upon it at the office of such agent at 111 8th
Avenue, New York, New York 10011 (or at such other address or at the office of such other authorized agent as the Issuer may designate by written notice to the Fiscal and Principal Paying Agent). The Guarantor hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any suit, action or proceeding may be made upon it at the office of such agent at 111 8th
Avenue, New York, New York 10011 (or at such other address or at the office of such other authorized agent as the Guarantor may designate by written notice to the Fiscal and Principal Paying Agent).
18. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Such counterparts shall together constitute but one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have executed this Fiscal and Paying Agency Agreement as of the date first above written.

LONE STAR INDUSTRIES, INC.,
as Issuer

By:	_______________________
		Name:
		Title:


	DYCKERHOFF AG,
	as Guarantor

	By:	_______________________
		Name:
		Title:


	By:	_______________________
		Name:
		Title:


BANKERS TRUST COMPANY
	as Fiscal Agent, Principal Paying
Agent,
Transfer Agent, Registrar and
Depository


	By: 	_______________________
		Name:
		Title:


	DEUTSCHE BANK
LUXEMBOURG S.A.,
	as Paying Agent and Transfer
Agent


	By:	________________________
		Name:
		Title:


SCHEDULE 1
GUARANTEE
DYCKERHOFF AG, a company organized under the laws of the Federal Republic of Germany (the "Guarantor"), for value received, hereby unconditionally and irrevocably guarantees to the holders (the "Holders") of the 9.25% Notes due 2010 (the "Notes") of Lone Star
Industries, Inc., a company incorporated under the laws of the State of Delaware (the "Issuer"), issued, authenticated and delivered pursuant to the Fiscal and Paying Agency Agreement, dated as of June 5, 2000 as the same may be amended, modified or supplemented from time to time (the "Fiscal
Agency Agreement"), among, inter alia, the Issuer, the Guarantor, Bankers
Trust Company and Deutsche Bank Luxembourg S.A., the due and punctual payment in full of the principal of, and interest on, and all other amounts (including U.S. Additional Amounts (as defined in and pursuant to the terms set forth in Section 3 of the Notes and Section 4 of the Fiscal Agency Agreement) required from the Issuer under the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration, upon redemption or repayment, or otherwise, according to the terms thereof. Any such payment made by the Guarantor pursuant to this Guarantee shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. In case of the failure of the Issuer punctually to pay any such principal, interest or any other amounts (including U.S. Additional Amounts), the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, by acceleration, upon redemption or repayment, or otherwise, as and if such payment were made by the Issuer. In addition, the Guarantor agrees to pay any German Additional Amounts pursuant to
Section 4 of the Fiscal Agency Agreement and Section 3 of the Notes.
	The Guarantor hereby agrees that its obligations hereunder shall be as principal debtor and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Note issued under the Fiscal Agency Agreement, any failure to enforce the provisions of any such Note or the Fiscal Agency Agreement, or any waiver, modification, consent or indulgence granted to the Issuer with respect thereto, by the Holder of said Note with respect to any provisions thereof or of the Fiscal Agency Agreement, the recovery of any judgment against the Issuer or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Note issued under the Fiscal Agency Agreement, and further covenants that this Guarantee will not be discharged except by payment in full of the principal of, and interest on, and all other amounts (including U.S. Additional Amounts) required from the Issuer under, all Notes issued, authenticated and delivered pursuant to the Fiscal Agency Agreement.
	The Guarantor hereby agrees to be bound by each of the obligations of the Guarantor set forth in this Guarantee, the Notes and the Fiscal Agency Agreement.
	The Guarantor shall be subrogated to all rights of the Holders of the Notes against the Issuer in respect of any amounts paid to such Holders by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, and interest on, and all other amounts (including U.S. Additional Amounts) required from such Issuer under, all Notes issued, authenticated and delivered pursuant to the Fiscal Agency Agreement, to the extent then due, shall have been paid in full.
The obligations of the Guarantor under this Guarantee are unsecured and senior obligations of the Guarantor ranking pari passu without any preference among themselves and at least pari passu with all other present and future unsecured and senior general obligations of the Guarantor, save for such obligations as may be preferred by mandatory provisions of law.
This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment made to the Holders of the Notes in respect of any amount payable thereunder is rescinded in whole or in part or must otherwise be restored in whole or in part by the Holders thereof upon the bankruptcy or reorganization of the Issuer or otherwise.
Modification and amendments of this Guarantee may be effected by the Guarantor without the consent of any Holders of the Notes in order to
(i) evidence the succession of another entity to the Guarantor and the assumption by any such successor of the obligations of the Guarantor contained herein, in the Notes and in the Fiscal Agency Agreement (subject to the limitations set forth in Section 10 of the Fiscal Agency Agreement and Section 5 of the Notes) provided that such successor assumes such obligations in accordance with the provisions of Section 5 of the Notes; or
(ii) cure any ambiguity, correct or supplement any provision in this Guarantee which may be inconsistent with any other provisions with respect to matters or questions arising herein, in the Notes and in the Fiscal Agency Agreement, provided that such action shall not adversely affect the interests of the Holders of the Notes in any respect.
The Guarantor hereby irrevocably agrees, for the benefit of the Holders of the Notes, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Guarantee, the Notes or the Fiscal Agency
Agreement may be brought in any United States federal court or New York state court, in each case located in the Borough of Manhattan, The City of New York, and hereby irrevocably consents and agrees to submit to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any suit, action or proceeding for itself and in respect of its properties, assets and revenues. The Guarantor hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any immunity to service of process in respect of any such suit, action or proceeding to which it might otherwise be entitled, and any objection which it may have to the laying of venue of any such suit, action or proceeding brought in such court, and any claim that any such suit, action or proceeding brought in such court has been brought in any inconvenient forum.
The Guarantor hereby irrevocably agrees to the service of any and all legal process, summons, notices and documents in any action or proceeding by serving a copy thereof upon the relevant agent for service of process or by mailing copies thereof by registered or certified air mail, first class, postage prepaid, to CT Corporation System, 111 8th Avenue, New
York, New York 10011. The Guarantor further agrees that service of process as aforementioned shall be deemed in every respect effective service of process on the Guarantor in any such action, suit or proceeding and that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Holder of any Note to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring other actions, suits or proceedings against the Guarantor in any jurisdiction, and in such manner, as may be permitted by applicable law.
The Guarantor hereby certifies that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.
This Guarantee shall not be valid or become obligatory for any purpose with respect to any Note until such Note shall have been authenticated, issued and delivered by the Issuer and the Registrar as provided in the Fiscal Agency Agreement.
THIS GUARANTEE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE
AND TO BE PERFORMED ENTIRELY IN SUCH STATE.
The provisions of this Guarantee are for the benefit of the Holders of the Notes and shall be binding upon the Guarantor and its successors and assigns.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee
to be duly executed by one of its duly authorized officers this 5th day of June, 2000.
	DYCKERHOFF AG
By:

					        Name:
	 					      Title:



By:

					        Name:
	 					      Title:



EXHIBIT A-1
[Form of Face of Certificated Note]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY
AUTHORITY IN ANY JURISDICTION, AND, ACCORDINGLY, MAY
NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO,
OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT
AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS
ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A)
IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN
RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN
RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT
IT WILL NOT, WITHIN TWO YEARS AFTER THE LATER OF (x)
THE ORIGINAL ISSUANCE OF THIS NOTE AND (y) THE LAST
DATE ON WHICH LONE STAR INDUSTRIES, INC. (THE "ISSUER")
OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF
THIS NOTE (OR ANY PREDECESSOR HEREOF), RESELL OR
OTHERWISE TRANSFER THIS NOTE EXCEPT (i) IF A QUALIFIED INSTITUTIONAL BUYER, PURSUANT TO AN APPLICABLE
EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,
THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE
SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR
ANY OTHER APPLICABLE JURISDICTION OR (ii) IF AN
INSTITUTIONAL ACCREDITED INVESTOR (A) TO THE ISSUER OR
ANY AFFILIATE THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH
RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE
UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE
SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED
STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3)
AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM
THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO
THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY
TRANSFER OF THIS NOTE BY AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN TWO YEARS AFTER THE LATER OF (x) THE
ORIGINAL ISSUANCE OF THIS NOTE AND (y) THE LAST DATE ON
WHICH THE ISSUER OR ANY AFFILIATE THEREOF WAS THE
BENEFICIAL OWNER OF THIS NOTE SUCH INSTITUTIONAL
ACCREDITED INVESTOR, MUST CHECK THE APPROPRIATE BOX
SET FORTH BELOW RELATING TO THE MANNER OF SUCH
TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER
AGENT. SUCH INSTITUTIONAL ACCREDITED INVESTOR MUST,
PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR
OTHER INFORMATION, IF ANY, AS THEY MAY REASONABLY
REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE
PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION
NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF TWO YEARS FROM THE LATER OF (x) THE
ORIGINAL ISSUANCE OF THIS NOTE AND (y) THE LAST DATE ON
WHICH THE ISSUER OR ANY AFFILIATE THEREOF WAS THE
BENEFICIAL OWNER OF THIS NOTE (OR ANY PREDECESSOR
HEREOF). AS USED HEREIN, THE TERMS "OFFSHORE
TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE
THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER
THE SECURITIES ACT. NO REPRESENTATION CAN BE MADE
AS TO THE AVAILABILITY OF THE EXEMPTION FROM
REGISTRATION PROVIDED BY RULE 144 UNDER THE
SECURITIES ACT FOR RESALES OF THIS NOTE.


LONE STAR INDUSTRIES, INC.

91/4% Notes due 2010

Guaranteed by

DYCKERHOFF AG

CUSIP: 542290AG6
	Number:______________


LONE STAR INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware ("Lone Star" or the "Issuer"), for value received,
hereby promises to pay to                         or registered assigns, upon
surrender hereof, the principal sum of _________ ($______) Dollars on June 1, 2010 (the "Stated Maturity"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. In addition, the Issuer promises to pay interest, semi-annually on June 1 and December 1 of each year (each, an "Interest Payment Date"), commencing December 1, 2000 on said principal sum, in like coin or currency, at the rate per annum specified in the title of this Note (calculated on the basis of a 360-day year of twelve 30-day months), from and including the date of original issuance of this Note (the "Original Issue Date") or from and including the most recent Interest
Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, until payment of said principal sum has been made or duly provided for.

The interest payable hereon on any Interest Payment Date will be interest accrued from and including such dates as stated in the immediately preceding sentence, to but excluding such Interest Payment Date, provided, however, that the interest payable hereon on the Stated Maturity will be interest accrued from and including such dates to but including such Stated Maturity. Subject to certain exceptions referred to on the reverse hereof, interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on November 15 or May 15, as the case may be, next preceding such Interest Payment
Date (each, a "Record Date").

Dyckerhoff AG (the "Guarantor") will fully, unconditionally and irrevocably guarantee payments of principal of, interest on, and any Additional Amounts with respect to, the Notes if the Issuer fails to make any such payment in a timely manner.

The statements set forth in the legend, if any, set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.


IN WITNESS WHEREOF, Lone Star has caused this instrument to be signed manually or by facsimile by its duly Authorized Officer.

						LONE STAR INDUSTRIES,
INC.

By: ______________________
  Name:
    Title:


Date:_____________________


[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.


By or on behalf of:

BANKERS TRUST
COMPANY
as Registrar



By:________________
____
    Authorized Officer

Date:_______________
____


[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto


Insert Taxpayer Identification No.

____________________________________________________________
_______________

____________________________________________________________
_______________

Please print or typewrite name and address including postal zip code of assignee

____________________________________________________________
_______________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________________________
_______________

attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


In connection with any transfer of this Note occurring prior to the date which is two years after the later of June 5, 2000 and the last date, if any, that this Note (or any predecessor Note) was owned by the Issuer or an affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that:


[Check One]

[ ] (a) this Note is being transferred to the Issuer or an affiliate thereof, and such transferee shall make the appropriate notification to the Fiscal and Principal Paying Agent pursuant to Section 15 of the Fiscal Agency Agreement.
or

[ ] (b) this Note is being transferred inside the United States to a QIB in compliance with Rule 144A.

or

[ ] (c) this Note is being transferred outside the United States in compliance with Rule 904 under the Securities Act.

or

[ ] (d) this Note is being transferred pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available).

or

[ ] (e) this Note is being transferred pursuant to an effective registration statement under the Securities Act.

In addition, the undersigned will provide the Issuer and the Transfer Agent such certifications, legal opinions and other information, if any, as they may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Fiscal and Principal Paying Agent shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 6(b) of the Fiscal Agency Agreement shall have been satisfied.

Date:_____________________

 _______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatever.


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

The undersigned represents and warrants that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Guarantor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:_____________________

_______________________________


NOTICE:  To be executed by an executive officer.


EXHIBIT A-2
[Form of Face of Rule 144A Global Note]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE U.S. SECURITIES ACT OF 1933), AS AMENDED (THE
"SECURITIES ACT") OR WITH ANY SECURITIES REGULATORY
AUTHORITY IN ANY JURISDICTION, AND, ACCORDINGLY, MAY
NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO,
OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT
AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS
ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A)
IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN
RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN
INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN
RULE 501 (a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN
"INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT
IT WILL NOT, WITHIN TWO YEARS AFTER THE LATER OF (x)
THE ORIGINAL ISSUANCE OF THIS NOTE AND (y) THE LAST
DATE ON WHICH LONE STAR INDUSTRIES, INC. (THE "ISSUER")
OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF
THIS NOTE (OR ANY PREDECESSOR HEREOF), RESELL OR
OTHERWISE TRANSFER THIS NOTE EXCEPT (i) IF A QUALIFIED
INSTITUTIONAL BUYER, PURSUANT TO AN APPLICABLE
EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,
THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,
IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE
SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR
ANY OTHER APPLICABLE JURISDICTION OR (ii) IF AN
INSTITUTIONAL ACCREDITED INVESTOR (A) TO THE ISSUER OR
ANY AFFILIATE THEREOF, (B) INSIDE THE UNITED STATES TO A
QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH
RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE
UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE
SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM
REGISTRATION PROVIDED BY RULE 144 UNDER THE
SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL
APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED
STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3)
AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM
THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO
THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY
TRANSFER OF THIS NOTE  BY AN INSTITUTIONAL ACCREDITED
INVESTOR WITHIN TWO YEARS AFTER THE LATER OF (x) THE
ORIGINAL ISSUANCE OF THIS NOTE AND (y) THE LAST DATE ON
WHICH THE ISSUER OR ANY AFFILIATE THEREOF WAS THE
BENEFICIAL OWNER OF THIS NOTE SUCH INSTITUTIONAL
ACCREDITED INVESTOR MUST CHECK THE APPROPRIATE BOX
SET FORTH BELOW RELATING TO THE MANNER OF SUCH
TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER
AGENT. SUCH INSTITUTIONAL ACCREDITED INVESTOR MUST,
PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE
TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR
OTHER INFORMATION, IF ANY, AS THEY MAY REASONABLY
REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE
PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION
NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE
EXPIRATION OF TWO YEARS FROM THE LATER OF (x) THE
ORIGINAL ISSUANCE OF THIS NOTE AND (y) THE LAST DATE ON
WHICH THE ISSUER OR ANY AFFILIATE THEREOF WAS THE
BENEFICIAL OWNER OF THIS NOTE (OR ANY PREDECESSOR
HEREOF). AS USED HEREIN, THE TERMS "OFFSHORE
TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE
THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER
THE SECURITIES ACT. NO REPRESENTATION CAN BE MADE
AS TO THE AVAILABILITY OF THE EXEMPTION FROM
REGISTRATION PROVIDED BY RULE 144 UNDER THE
SECURITIES ACT FOR RESALES OF THIS NOTE.

THIS IS A GLOBAL NOTE REFERRED TO IN SECTION 2 OF THE
WITHIN MENTIONED FISCAL AGENCY AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A
NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR
PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR ON SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC
(AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL AS MUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



LONE STAR INDUSTRIES, INC.

91/4% Notes due 2010

Guaranteed by

DYCKERHOFF AG

CUSIP: 542290AF8
	Number:_____________


LONE STAR INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware ("Lone Star" or the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the aggregate unpaid principal amount shown on the schedule affixed hereto and made a part hereof (or on a continuation thereof) which shall be affixed hereto and made a part thereto as endorsed by the Registrar (as defined on the reverse hereto pursuant to the Fiscal Agency Agreement (as so defined), which amount is on the date hereof ONE HUNDRED SIXTY-EIGHT
MILLION DOLLARS ($168,000,000.00), on June 1, 2010 (the "Stated
Maturity"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. In addition, the Issuer promises to pay interest, semi-annually on June 1, and December 1 of each year (each, an "Interest Payment
Date"), commencing December 1, 2000 on said principal sum, in like coin or currency, at the rate per annum specified in the title of this Note (calculated on the basis of a 360-day year of twelve 30-day months), from and including the date of original issuance of this Note (the "Original Issue Date") or from and including the most recent Interest Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, until payment of said principal sum has been made or duly provided for.

The interest payable hereon on any Interest Payment Date will be interest accrued from and including such dates as stated in the immediately preceding sentence, to but excluding such Interest Payment Date, provided, however, that the interest payable hereon on the Stated Maturity will be interest accrued from and including, such dates to but including such Stated Maturity. Subject to certain exceptions referred to on the reverse hereof, interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on November 15 or May 15, as the case may be, next preceding such Interest Payment
Date (each, a "Record Date").

Dyckerhoff AG (the "Guarantor") will fully, unconditionally and irrevocably guarantee payments of principal of, interest on, and any Additional Amounts with respect to, the Notes if the Issuer fails to make any such payment in a timely manner.

The statements set forth in the legend, if any, set forth above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, Lone Star has caused this instrument to be signed manually or by facsimile by its duly Authorized Officer.

	LONE STAR
INDUSTRIES, INC.

	By:_______________
________
	 Name:
	 Title:


							 Date:
_____________________



[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Global Notes referred to in the within-mentioned Fiscal Agency Agreement.


By or on behalf of:

BANKERS TRUST
COMPANY
as Registrar


By:_______________
_______
     Authorized Officer

Date:______________
_______

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto


Insert Taxpayer Identification No.

____________________________________________________________
_______________

____________________________________________________________
_______________

Please print or typewrite name and address including postal zip code of assignee

____________________________________________________________
_______________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________________________
_______________

attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.


In connection with any transfer of this Note occurring prior to the date which is two years after the later of June 5, 2000 and the last date, if any, that this Note (or any predecessor Note) was owned by the Issuer or an affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that:


[Check One]

[ ] (a) this Note is being transferred to the Issuer or an affiliate thereof, and such transferee shall make the appropriate notification to the Fiscal and Principal Paying Agent pursuant to Section 15 of the Fiscal Agency
Agreement.
or

[ ] (b) this Note is being transferred inside the United States to a QIB in compliance with Rule 144A.

or

[ ] (c) this Note is being transferred outside the United States in compliance with Rule 904 under the Securities Act.

or

[ ] (d) this Note is being transferred pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available).

or

[ ] (e) this Note is being transferred pursuant to an effective registration statement under the Securities Act.

In addition, the undersigned will provide the Issuer and the Transfer Agent such certifications, legal opinions and other information, if any, as they may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Fiscal and Principal Paying Agent shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 6(b) of the Fiscal Agency Agreement shall have been satisfied.

Date:_____________________

 _______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatever.

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

The undersigned represents and warrants that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Guarantor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:_____________________

 _______________________________

NOTICE:  To be executed by an executive officer.



EXHIBIT A-3
[Form of Face of Regulation S Global Note]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED
UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE
"SECURITIES ACT"), OR WITH ANY SECURITIES REGULATORY
AUTHORITY IN ANY JURISDICTION, AND, ACCORDINGLY, MAY
NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO,
OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT
AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS
ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT
IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN
OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT,
PRIOR TO THE EXPIRATION OF A DISTRIBUTION COMPLIANCE
PERIOD (DEFINED AS 40 DAYS AFTER THE LATER OF THE
CLOSING DATE WITH RESPECT TO THE NOTES AND THE
COMPLETION OF THE DISTRIBUTION OF THE NOTES), RESELL
OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A)(1) OUTSIDE
THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER
THE SECURITIES ACT OR (2) TO A QUALIFIED INSTITUTIONAL
BUYER WITHIN THE MEANING OF RULE 144A UNDER THE
SECURITIES ACT IN COMPLIANCE WITH RULE 144A, AND (B) IN
ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF
THE STATES OF THE UNITED STATES OR ANY OTHER
APPLICABLE JURISDICTION.

THIS IS A GLOBAL NOTE REFERRED TO IN SECTION 2 OF THE
WITHIN MENTIONED FISCAL AGENCY AGREEMENT.

UNLESS, THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A
NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR
PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC
(AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED
OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


LONE STAR INDUSTRIES, INC.

91/4% Notes Due 2010

Guaranteed by

DYCKERHOFF AG

CUSIP: U54229AA4
	Number:____________
ISIN: US U 54229 AA45
Common Code: 011251196

LONE STAR INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware ("Lonestar" or the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the aggregate unpaid principal amount shown on the schedule affixed hereto and made a part hereof (or on a continuation thereof which shall be affixed hereto and made a part thereof) as endorsed by the Registrar (as defined on the reverse hereof) pursuant to the Fiscal Agency Agreement (as so defined), which amount is on the date hereof ONE HUNDRED EIGHTY-
TWO MILLION DOLLARS ($182,000,000), on June 1, 2010 (the "Stated
Maturity"), in such coin or currency of the United States of America as at the title of payment shall be legal tender for the payment of public and private debts. In addition, the Issuer promises to pay interest, semi-annually on June 1 and December 1 of each year (each, an "Interest Payment Date"), commencing December 1, 2000 on said principal sum, in like coin or currency, at the rate per annum specified in the title of this Note (calculated on the basis of a 360-day year of twelve 30-day months), from and including the date of original issuance of this Note (the "Original Issue Date") or from and including the most recent Interest Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, until payment of said principal sum has been made or duly provided for.

The interest payable hereon on any Interest Payment Date will be interest accrued from and including such dates as stated in the immediately preceding sentence, to but excluding, such Interest Payment Date, provided, however, that the interest payable hereon on the Stated Maturity will be interest accrued from and including such dates to but including such Stated Maturity. Subject to certain exceptions referred to on the reverse hereof, interest so payable on any Interest Payment Date will be paid to the person in whose name this Note is registered at the close of business on November 15 or May 15, as the case may be, next preceding such Interest Payment
Date (each, a "Record Date").

The statements set forth in the legend, if any, set forth above are an integral part of the terms of this Note, and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.





IN WITNESS WHEREOF, Lone Star has caused this instrument to be signed manually or by facsimile by its duly Authorized Officer.


LONE STAR
INDUSTRIES, INC.


By:
__________________
_____
       Name:
       Title:

Date:_____________
_________



[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Global Notes referred to in the within-mentioned Fiscal Agency Agreement.



By or on behalf of:

BANKERS TRUST
COMPANY
as Registrar

By:
____________________
       Authorized Officer


Date:________________
____




EXHIBIT B-1
[FORM OF REVERSE OF NOTE]

1. General. (a) This Note is one of a duly authorized issue of debt securities of the Issuer, designated as its 91/4% Notes due June 1, 2010 (the "Notes"), limited to the aggregate principal amount of U.S. $350,000,000 (subject to the terms of Section 2 of the Fiscal and Paying Agency
Agreement, defined herein) and issued or to be issued pursuant to a fiscal and paying agency agreement (the "Fiscal Agency Agreement") dated as of June 5, 2000 among the Issuer, the Guarantor and Bankers Trust Company, as fiscal agent, principal paying agent and as depository for the Guarantee (the "Fiscal and Principal Paying Agent") and pursuant to which Deutsche
Bank Luxembourg S.A. is acting as paying agent (collectively with the Fiscal and Principal Paying Agent, the "Paying Agents", which term shall include successors and assigns as such Paying Agents). The Paying Agents are also each acting as transfer agent (the Transfer Agents") and Bankers Trust Company is acting as registrar ("Registrar") under the Fiscal Agency Agreement. The Holders of the Notes will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement. A copy of the Fiscal Agency Agreement is on file and may be inspected at the corporate trust office of the Fiscal and Principal Paying Agent and the Registrar. The Guarantor will fully, unconditionally and irrevocably guarantee payments of principal of, interest on, and any Additional Amounts with respect to, the Notes if the Issuer fails to make any such payment in a timely manner.

(b) The issue of the Notes was authorized pursuant to a resolution of the Board of Directors of the Issuer dated May 5, 2000. The Guarantee was issued pursuant to resolutions of the Board of Directors of the Issuer, dated May 5, 2000, a resolution of the Board of Managers of the Guarantor, dated August 30, 1999 and a resolution of the Supervisory
Board of the Guarantor dated September 2, 1999.

(c) The Notes are unsecured general obligations of the Issuer and rank pari passu with all other unsecured general obligations of the Issuer. The obligations of the Guarantor pursuant to the Guarantee are unsecured and senior obligations of the Guarantor and will rank pari passu without any preference among themselves and at least pari passu with all other present and future unsecured and senior obligations of the Guarantor, save for such obligations as may be preferred by mandatory provisions of law.

(d) The Notes are issuable in definitive, fully registered form, without coupons, in minimum denominations of U.S.$250,000 principal amount and multiples of $1,000 in excess thereof. The Notes may be exchanged, and transfers thereof shall be registered, as provided in paragraph 6 hereof and in the Fiscal Agency Agreement. The person in whose name a Note shall be registered may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes, as the absolute owner of such Note regardless of any notice of ownership, theft or loss or of any writing thereon.

2. 	Payment and Paying Agencies. (a) In order to provide for
the payment of principal of and interest on the Notes as and when the same shall become due and payable, the Issuer (or, failing the Issuer, the
Guarantor under the terms of the Guarantee) shall pay to the Fiscal and Principal Paying Agent on or before each Interest Payment Date or the
Stated Maturity or any date fixed for redemption of the Notes in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts, an amount in immediately available funds which (together with any funds then held by any Paying Agent or the Registrar and available for this purpose) shall be sufficient to pay the interest or principal or both, as the case may be, becoming due on such date; provided, however, that if such date is not a Business Day, the Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) shall make such payment on the next succeeding Business Day. A "Business
Day" is any day which is not at Saturday, Sunday, or a day on which banking institutions are authorized or obligated to close in New York City.
All sums payable to the Fiscal and Principal Paying Agent hereunder shall be paid to such account and with such bank as the Fiscal and Principal
Paying Agent may from time to time notify to the Issuer reasonably in advance of the time such sum is due and payable.
(b) (i)	Payment of interest and principal with respect to
interests in global Notes will be credited to the account of the Holders of such interests with The Depository Trust
Company ("DTC"), Morgan Guaranty Trust Company of
New York, Brussels office, as operator of the Euroclear
System ("Euroclear"), and Clearstream Banking, societe
anonyme (formerly Cedelbank) ("Clearstream").
(ii)	Principal of certificated Notes will be payable
against surrender of such Notes at the office of the Registrar or any Paying Agent or, subject to applicable laws and
regulations, in such other place or places as are designated by the Issuer, by dollar check drawn on, or by transfer to a dollar account maintained by the Holder with, a bank
located in New York City.  Payment of interest on
certificated Notes, if any, will be made (x) by a dollar check drawn on a bank in New York City mailed to the Holder at
such Holder's registered address or (y) upon application by a
Holder of at least $1,000,000 aggregate principal amount of
Notes to the Registrar or any Paying Agent not later than the relevant Record Date, by wire transfer in immediately
available funds to a dollar account maintained by the Holder with a bank in New York City.
(c) 	Payment of interest on the Notes will be made to the person
in whose name such Note is registered at the close of business on the
Record Date next preceding the relevant Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that: (i) interest payable at the Stated Maturity will be payable to the person to whom principal shall be payable; and (ii) if and to the extent the Issuer shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Notes are registered at the close of business on a subsequent record date established by notice given by mail by or on behalf of the Issuer to the holders of Notes not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest.
(d) 	The Issuer has initially appointed the Paying Agents, the
Transfer Agents and the Registrar for the Notes as stated above. The Issuer may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment thereof, provided that while the Notes are outstanding the Issuer will maintain in New York City an office or agency (which may be the offices of the Fiscal and Principal
Paying Agent) for the payment of principal of and interest on this Note as herein provided. Notice of any such termination or appointment and of any change in the office through which any paying agent, transfer agent or registrar will act will be promptly given once in the manner described in paragraph 10 herein.
(e) 	All monies paid by the Issuer (or, failing the Issuer, the
Guarantor under the terms of the Guarantee) to the Fiscal and Principal
Paying Agent for payment of the principal of or interest on any Note and remaining unclaimed for two years after such payment has been made shall be repaid to the Issuer or the Guarantor, as applicable, and, to the extent permitted by law, the holder of such Note thereafter may look only to the Issuer or the Guarantor, as applicable, for payment thereof.
(f) 	Should the Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) at any time default in the payment of any principal of this Note, the Issuer (or, failing the Issuer, the Guarantor under the terms of the Guarantee) will pay interest on the amount in default at the rate of interest borne by the Notes.
3.	Withholding Taxes; Redemption. (a) All payments of, or in
respect of, principal and interest made by the Issuer hereunder in respect of this Note will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the United States or by or within any political subdivision thereof or any authority therein having power to tax, unless such taxes, duties, assessments or governmental charges are required by law to be withheld or deducted.
(b) 	(i)	If any deduction or withholding for any present or
future taxes, assessments or other governmental charges of the United
States (or any political subdivision or taxation authority thereof or therein) shall at any time be required by the United States (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer on this Note, the Issuer will pay to the holder of this Note such additional amounts (the "U.S. Additional Amounts") as may be necessary in order that the net amounts paid to such Holder of this Note who is not resident in the United States for U.S. tax purposes, after such deduction or withholding, shall be not less than the amounts specified in this Note to which such Holder is entitled; provided, however, that the Issuer shall not be required to make any payment of U.S. Additional Amounts to a Holder for or on account of:
(1) any tax, assessment or other governmental charge which
would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor)
being or having been a citizen, domiciliary, national or resident thereof or being or having been present or engaged in a trade or business therein or having, or having had, a permanent
establishment therein or otherwise having, or having had, some connection with the United States or such political subdivision, territory or possession other than the holding or ownership of a Note or the collection of principal of and interest, if any, on, or the enforcement of, a Note or (ii) the presentation by the Holder of a
Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder would have been entitled to such U.S. Additional Amounts if it had presented such Note for payment on any day within such period of
30 days; or
(2)	any tax, fee or duty which the Holder is subject to for any
reason other than the mere fact of being a recipient of principal or interest in respect of the Notes, in particular if the Holder is subject to such taxes, fees or duties based on a personal unlimited or limited tax liability; or
(3)	any estate, inheritance, gift, sale, transfer, personal property tax or any similar tax, assessment or other governmental charge; or
(4)	any tax, assessment or other governmental charge which is
payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Notes; or
(5)	any tax, assessment or other governmental charge imposed
by reason of such Holder's past or present status as a personal holding company or foreign personal holding company or
controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization; or
(6)	any tax, assessment or other governmental charge which
would not have been imposed but for the failure to comply with certification, information or other reporting requirements
concerning the nationality, residence or identity of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other
governmental charge; or
(7)	any combination of items (1), (2), (3), (4), (5) and (6) above;
nor shall U.S. Additional Amounts be paid with respect to any payment of the principal of, or any interest on, a Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United
States, or any political subdivision or taxing authority thereof or therein to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such U.S. Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of the Note.
(ii)	If any deduction or withholding for any present or future
taxes, assessments or other governmental charges of the Federal Republic of Germany (or any political subdivision or taxation authority thereof or therein) shall at any time be required by the Federal Republic of Germany
(or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Guarantor under the terms of the Guarantee, the Guarantor will pay to the Holder of this Note such additional amounts (the "German Additional Amounts" and, together with any U.S. Additional
Amounts, the "Additional Amounts") as may be necessary in order that the net amounts paid to such holder of this Note, after such deduction or withholding, shall be not less than the amounts specified in this Note to which such Holder is entitled; provided, however, that the Guarantor shall not be required to make any payment of German Additional Amounts to a
Holder for or on account of:
(1)	any tax, assessment or other governmental charge which
would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the Federal Republic of
Germany or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen, domiciliary, national or resident thereof or being or having been present or engaged in a trade or business therein or having, or having had, a permanent establishment therein or otherwise having, or having had, some connection with the Federal Republic of
Germany or such political subdivision, territory or possession other than the holding or ownership of a Note subject to the Guarantee or the collection of principal of and interest, if any, on, or the enforcement of, a Note or the Guarantee or (ii) the presentation by the Holder of a Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later, except to the extent that the Holder would have been entitled to such German Additional
Amounts if it had presented such Note for payment on any day within such period of 30 days; or
(2)	any tax, fee or duty which the Holder is subject to for any
reason other than the mere fact of being a recipient of principal or interest in respect of the Notes, in particular if the Holder is subject to such taxes, fees or duties based on a personal unlimited or limited tax liability; or
(3)	any estate, inheritance, gift, sale, transfer, personal property tax or any similar tax, assessment or other governmental charge; or
(4)	any tax, assessment or other governmental charge which is
payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Notes or the
Guarantee; or
(5)	any tax, assessment or other governmental charge which
would not have been imposed but for the failure to comply with certification, information or other reporting requirements
concerning the nationality, residence or identity of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation of the Federal Republic of Germany or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge; or
(6)	any combination of items (1), (2), (3), (4) and (5) above;
nor shall German Additional Amounts be paid with respect to any payment of the principal of or any interest on, a Note to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the
Federal Republic of Germany, or any political subdivision or taxing authority thereof or therein to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such German Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note.
(c)	The Notes may be redeemed, at the option of the Issuer or
the Guarantor, as the case may be, in whole but not in part, upon notice as described below, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, if any, if, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change, amendment, application or interpretation becomes effective on or after the closing date in respect of the Notes, on the occasion of the next payment of principal or interest in respect of the Notes, the Issuer or the Guarantor, as the case may be, would be obligated to pay U.S. Additional Amounts and such obligation cannot be avoided by the Issuer or the Guarantor, as the case may be, taking reasonable measures available to it. Prior to the giving of any notice of redemption of the Notes pursuant to the foregoing, the Issuer or the
Guarantor, as the case may be, shall deliver to the Fiscal and Principal
Paying Agent an opinion of independent U.S. legal counsel (of recognized standing) stating that the Issuer or the Guarantor, as the case may be, is entitled to effect such redemption, together with a certificate of the Issuer or the Guarantor, as applicable, setting forth a statement of facts showing that the conditions precedent to the right of the Issuer or the Guarantor, as the case may be, so to redeem have occurred.
The Notes may also be redeemed, at the option of the Issuer or the
Guarantor, in whole but not in part, upon notice as described below, at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, if any, if as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the Federal Republic of Germany or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change, amendment, application or interpretation becomes effective on or after the closing date in respect of the Notes, on the occasion of the next payment of principal or interest required to be made under the Guarantee, the Guarantor would be obligated to pay German Additional Amounts by virtue of a payment required to be made under the Guarantee and such obligation cannot be avoided by the
Guarantor taking reasonable measures available to it. Prior to the giving of any notice of redemption of the Notes pursuant to the foregoing, the
Guarantor shall deliver to the Fiscal and Principal Paying Agent an opinion of independent German legal counsel (of recognized standing) to the
Guarantor stating that the Guarantor is entitled to effect such redemption, together with a certificate of the Guarantor setting forth a statement of facts showing that the conditions precedent to the right of the Guarantor so to redeem have occurred.
Notice of redemption of the Notes as provided above shall be given, not less than 30 nor more than 60 days prior to the date fixed for redemption; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be required to pay Additional Amounts if a payment in respect of such Notes was then due, all as provided in the Fiscal Agency Agreement. Notice having been given, the Notes shall become due and payable on the date fixed for redemption and will be paid at the redemption price, together with accrued interest to the date fixed for redemption, at the place or places of payment and in the manner specified in the Notes.
From and after the redemption date, if moneys for the redemption of the Notes called for redemption shall have been made available as provided in the Notes for redemption on the redemption date, such Notes shall cease to bear interest, and the only right of the Holders of such Notes shall be to receive payment of the redemption price and all unpaid interest accrued to the date of redemption.
4.	Events of Default. The following will be Events of Default
(each an "Event of Default") with respect to the Notes:
(a)	 the failure to pay the principal amount of, or the redemption price of, any Note when the same shall become due and payable, whether at stated maturity, by acceleration, by notice of redemption or otherwise, or the failure to pay any installment of interest or any Additional Amounts as and when the same shall become due and payable and such failure shall continue for a period of 30 days;
(b)	except as provided in the preceding clause 4(a), the Issuer or the Guarantor shall default in the performance of, or shall breach, any covenant or warranty contained in the Notes or the Guarantee, as applicable, and continuance of such default or breach for a period of 90 days after written notice thereof shall have been given to the
Issuer or the Guarantor, as applicable, by the Fiscal and Principal
Paying Agent or shall have been given to the Issuer or the
Guarantor, as applicable, and the Fiscal and Principal Paying Agent by the Holders of at least 25% in aggregate principal amount of
Notes then outstanding, which notice shall specify the default and require the Issuer or the Guarantor, as applicable, to remedy the same;
(c)	any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Issuer, the
Guarantor or any of their respective subsidiaries for money
borrowed, whether such indebtedness now exists or shall hereafter be created, shall occur and shall result in such indebtedness in principal amount in excess of $40,000,000 (or the equivalent thereof in foreign or composite currencies) becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 30 days after written notice thereof shall have been given to the Issuer or the Guarantor, as applicable, by the
Fiscal and Principal Paying Agent or to the Issuer, or the Guarantor,
as applicable, and the Fiscal and Principal Paying Agent by the
Holders of at least 25% in aggregate principal amount of Notes then outstanding, which notice shall specify the event of default and require the Issuer or the Guarantor, as applicable, to cause such acceleration to be rescinded or annulled or to cause such
indebtedness to be discharged;
(d)	the entry by a court having jurisdiction in the premises of (i)
a decree or order for relief in respect of the Issuer, the Guarantor, or any Principal Subsidiary (as defined below) in an involuntary case or proceeding under any applicable federal or state bankruptcy, liquidation, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Issuer, the Guarantor or any Principal Subsidiary, bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or
composition of or in respect of the Issuer, the Guarantor or any
Principal Subsidiary under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer, the Guarantor or any Principal
Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;
(e)	 the commencement by the Issuer, the Guarantor or any
Principal Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, liquidation, insolvency, reorganization or other similar law or of any other case or
proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the
Issuer, the Guarantor or any Principal Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, liquidation, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer, the
Guarantor or any Principal Subsidiary or of any substantial part of its property, or the making by the Issuer, the Guarantor or any
Principal Subsidiary of an assignment for the benefit of creditors, or the taking of any corporate action by the Issuer, the Guarantor or any Principal Subsidiary in furtherance of any such action; and
(f)	the Guarantee shall cease to be in full force and effect, or the
Guarantor shall deny or disaffirm its obligations under the Guarantee.
In each and every such case where such Event of Default shall have occurred and be continuing (other than an Event of Default specified in clause (a) above or an Event of Default in respect of the Issuer, the Guarantor or any Principal Subsidiary specified in clauses (d) or (e) above) the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding may, by written notice to the Issuer, the Guarantor and the Fiscal and Principal Paying Agent, declare the principal of and all accrued interest on the Notes to be due and payable upon the date that written notice is received by or on behalf of the Issuer, the Guarantor and the Fiscal and Principal Paying Agent unless prior to such date all Events of Default in respect of all the Notes shall have been cured. Upon any such declaration, the Holders of a majority in the principal amount of all the Notes by notice to the Issuer, the Guarantor and the Fiscal and Principal Paying Agent may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree by a court of competent jurisdiction and if all existing Events of Default have been cured or waived except non-payment of principal that has become due solely because of the acceleration. If an Event of Default specified in clause (a) above occurs, each Holder may, by written notice to the Issuer, the Guarantor and the Fiscal and Principal Paying Agent, declare the principal of and all accrued interest on the Notes of such Holder to be immediately due and payable upon the date that written notice is received by or on behalf of the Issuer, the Guarantor and the Fiscal and Principal Paying
Agent unless prior to such date all Events of Default in respect of such Holder's Notes have been cured. If an Event of Default in respect of the Issuer, the Guarantor or any Principal Subsidiary specified in clause (d) or
(e) above occurs, the principal of and accrued interest on the Notes will be immediately due and payable without any declaration or other act on the part of any Holder of Notes.

As used herein, "Principal Subsidiary" means any direct or indirect
Subsidiary (as defined in Section 5 herein) of the Issuer or the Guarantor whose total assets, shareholders equity or earnings before tax (as determined in accordance with applicable generally accepted accounting principles) exceeds 10% of the Issuer's or the Guarantor's consolidated total assets, shareholders equity or earnings before tax, respectively (in each case determined in accordance with applicable generally accepted accounting principles).

5. 	Certain Covenants of the Issuer and the Guarantor. (a)
Consolidation, Merger, Sale or Conveyance. (i) The Issuer may consolidate with or merge into any other person, or sell, convey or transfer all or substantially all of its assets to any other person, without the consent of the Holders of the Notes, provided that:
(w) 	the entity (if other than the Issuer) formed by or resulting from any such consolidation or merger shall be organized
and existing under the laws of the United States, any state
thereof or the District of Columbia, and shall expressly
assume, by an amendment to the Fiscal Agency Agreement
and the Notes pursuant to the Fiscal Agency Agreement, the
due and punctual payment of the principal of, and premium,
if any, and interest on, the Notes and the due and punctual
performance and observance of all the covenants and
conditions to be performed or observed by the Issuer
pursuant to the Fiscal Agency Agreement and the Notes;
(x) such amendment shall be in form reasonably satisfactory to the Fiscal and Principal Paying Agent, shall be duly
executed by the entity succeeding the Issuer and, when so
executed, shall constitute a valid and legally binding
agreement of such entity succeeding the Issuer, enforceable
against such entity in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization,
moratorium, fraudulent transfer and other similar laws
affecting creditors' rights generally and to general principles of equity, regardless of whether in a proceeding in equity or at law, and shall be delivered to the Fiscal and Principal
Paying Agent;
(y) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have
occurred or be continuing; and
(z) the Issuer has delivered to the Fiscal and Principal Paying
Agent an officers' certificate and an opinion of counsel, each stating that the conditions precedent to such consolidation, merger, sale, conveyance or transfer have been satisfied.
Notwithstanding the foregoing, the Issuer may sell, convey or transfer all or substantially all of its assets to any person which is directly or indirectly wholly-owned by one or more of the Issuer, the Guarantor and their wholly-owned Subsidiaries.
(ii)	The Guarantor may consolidate with or merge into any other
person, or sell, convey or transfer all or substantially all of its assets to any other person, without the consent of the Holders of the Notes, provided that:
(v) the purchasing or transferee corporation or the successor, continuing or resulting corporation in the case of a merger or consolidation (if the Guarantor is not the surviving
corporation), as the case may be (the "Successor
Guarantor"), expressly assumes, by an amendment to the
Fiscal Agency Agreement and the Guarantee pursuant to the
Fiscal Agency Agreement, the obligations of the Guarantor
under the Fiscal Agency Agreement and the Guarantee and
the due and punctual performance and observance of all the
covenants and conditions to be performed or observed by the
Guarantor pursuant to the Fiscal Agency Agreement and the
Guarantee;
(w) such amendment shall be in form reasonably satisfactory to the Fiscal and Principal Paying Agent, shall be duly
executed by the Successor Guarantor and, when so executed,
shall constitute a valid and legally binding agreement of
such Successor Guarantor, enforceable against such
Successor Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization,
moratorium, fraudulent transfer and other similar laws
affecting creditors' rights generally and to general principles of equity, regardless of whether in a proceeding in equity or at law, and shall be delivered to the Fiscal and Principal
Paying Agent;
(x) if such Successor Guarantor is organized under the laws of a jurisdiction other than the Federal Republic of Germany (a
"Successor Guarantor Jurisdiction"), such Successor
Guarantor agrees to assume the Guarantor's obligations
under the Guarantee to pay any U.S. Additional Amounts
pursuant to Section 3(b)(i) herein or any amounts akin to
German Additional Amounts pursuant to Section 3(b)(ii)
herein imposed by the laws of the jurisdiction in which the
Successor Guarantor is organized;
(y) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time or both, would become an Event of Default, shall have
occurred or be continuing; and
(z) the Guarantor shall have delivered to the Fiscal and
Principal Paying Agent an officers' certificate and an
opinion of counsel, each stating that the conditions
precedent to such consolidation, merger, sale, conveyance or transfer have been satisfied.
In addition to the foregoing conditions, in the event of any such assumption of the obligations of the Issuer or the Guarantor, the Issuer or the Guarantor, as the case may be, will be required to deliver an opinion of its counsel of recognized standing to the effect that such assumption of the Issuer's or the Guarantor's obligations under the Notes or the Guarantee, as the case may be, shall not be deemed for U.S. federal income tax purposes to be a taxable exchange of the Notes for new Notes by the Holders thereof, resulting in the recognition of gain or loss for such purposes or resulting in any other material adverse tax consequences to Holders of the Notes.
(b)	Limitations on Liens. For so long as any Notes remain
outstanding, neither the Issuer nor the Guarantor will create or allow, and nor will either the Issuer or the Guarantor permit any Subsidiary to create or allow, any lien, mortgage, pledge, security interest, charge or other encumbrance (a "Lien") on any part of its Property (as defined below) to secure any Indebtedness for borrowed money without providing that the Notes will be secured equally and ratably with or prior to such Indebtedness, for so long as the Indebtedness is secured. However, this limitation will not apply to any Lien that: (i) exists on or prior to the date of the Fiscal Agency Agreement; (ii) arises by operation of law and does not secure amounts that are more than 90 days overdue or are otherwise being contested in good faith; (iii) arises from any judgment that does not give rise to an event of default; (iv) exists over Property or shares of any Subsidiary (as defined below) which becomes a Subsidiary after the date of the Fiscal Agency Agreement, provided that the Lien was not created in contemplation of the Subsidiary becoming a Subsidiary; (v) exists over any Property as a security for indebtedness incurred to finance all or part of the price including costs such as increased costs due to escalation, interest during construction and similar costs of the acquisition of the Property, or (in the case of Property other than shares of any Subsidiary) the development, redevelopment, modification or improvement of the Property, and created within 180 days after the acquisition; (vi) exists over any Property which is acquired by the Issuer, the Guarantor or any Subsidiary, or Property or shares of any entity that merges into or consolidates with the Issuer, the Guarantor or any Subsidiary, provided that the Lien was not created in contemplation of the transaction; (vii) is incurred to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business; (viii) is in favor of the federal government of the United States or the government of any state in the United States with respect to the Issuer and its Subsidiaries, or the government of the Federal Republic of Germany or any member state of the European Union or any other government with respect to the Guarantor's Subsidiaries (other than the Issuer), or any instrumentality of any of them, securing obligations of the Issuer, the Guarantor, or any Subsidiary under any contracts or payments owed to any such entity, when the law requires that such obligations be so secured; (ix) secures taxes or assessments or other governmental charges, which, if overdue, are being contested diligently and in good faith; (x) was created on any Property to secure Indebtedness incurred in connection with the financing of such Property, the repayment of which is to be made from revenues arising out of, or other proceeds of realization from, such Property, with recourse to those revenues and proceeds and other Property used in connection with or forming the subject matter of such Property, but without recourse to the Issuer, the Guarantor or any of their Subsidiaries;
(xi) secures Indebtedness in respect of interest rate agreement obligations or currency agreement obligations entered into to protect against fluctuations in interest rates or currency exchange rates and not for speculative reasons; (xii) constitutes an extension, renewal or replacement of any Lien referred to above, for amounts not exceeding the principal amount of the borrowed money secured by such Liens, provided that the extension, renewal or replacement is limited to the same Property that secured the original Lien (plus improvements on the property); or (xiii) is in the favor of the Issuer or the Guarantor or a Subsidiary of either of them. The Issuer, the Guarantor or any Subsidiary may also create or allow Liens over any Property so long as the aggregate amount of Indebtedness for borrowed money secured by all Liens (excluding the amount of the indebtedness secured by the Liens described above) and the aggregate Attributable Debt (as defined below) of all Sale and Leaseback Transactions (as defined below) does not exceed 15% of the Consolidated
Net Tangible Assets (as defined below) of the Guarantor.

(c) Limitations on Sale and Leaseback Transactions. For so
long as any Notes remain outstanding, the Issuer and the Guarantor will not, and will not permit any Subsidiary to, enter into any arrangement providing for the leasing for a period of more than three years, of any Property which has been owned by the Issuer, the Guarantor or such
Subsidiary for more than 180 days and which has been or is to be transferred by the Issuer, the Guarantor or such Subsidiary to a buyer/lessor that is not the Issuer, the Guarantor or a Subsidiary of either of them (a "Sale and Leaseback Transaction") unless:
(i)	the Issuer, the Guarantor or such Subsidiary would be
entitled to create indebtedness secured by a Lien (pursuant the provisions of Section 5(b) herein) on the Property to be leased back in an amount equal to the Attributable Debt of the Sale and
Leaseback Transaction without equally and ratably securing the
Notes; or
(ii)	within 180 days after the consummation of the Sale and
Leaseback Transaction, the Issuer, the Guarantor or such
Subsidiary, as applicable, spends for any Property, including any capital improvements, an amount equal to: (x) the greater of: (1) the net proceeds that the Issuer receives from the Sale and Leaseback Transaction, and (2) the fair market value of the property at the time of the transaction, as determined in good faith by the board of directors of the Issuer, the Guarantor or such Subsidiary, as applicable (such greater amount referred to here as the "net proceeds"); or (y) a part of the net proceeds, and the Issuer, the
Guarantor or such Subsidiary elect to apply the balance of the net proceeds in the manner described in the following clause (iii); or
(iii)	within 180 days after the consummation of any Sale and
Leaseback Transaction, the Issuer, the Guarantor or such Subsidiary, as applicable, applies an amount equal to the net proceeds (less any amount spent pursuant to Section 5(c)(ii) herein) to the retirement or repayment of Indebtedness (as defined below) of the Issuer, the Guarantor, or such Subsidiary. No retirement referred to in this clause may be effected by payment at maturity or pursuant to any mandatory sinking fund or prepayment provision
(unless the repayment is required because of the receipt of the net proceeds).
(d) For the purpose of Sections 5(b) and (c) above, the following terms shall have the following respective meanings:

"Attributable Debt" means, as to any lease in respect of a Sale and Leaseback Transaction, as of the date of determination, the lesser of (a) the fair value of the property subject to the Sale and Leaseback Transaction (as determined in good faith by the Board of Directors of the Issuer or the Guarantor, as applicable), and (b) the present value, discounted at the rate of interest set forth or implicit in the terms of the lease (or, if this rate ofinterest is not practicable to determine, the weighted average annual interest rate borne by the Notes) compounded semi-annually, of the total amount of rent required to be paid under the lease during the remaining term of the lease, including any period for which the lease has been extended. For the purposes of clause (b) of this definition, rental payments will not include amounts payable by or on behalf of the lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges.

"Consolidated Net Tangible Assets" means the total of all assets reflected on a consolidated balance sheet of the Guarantor and its consolidated subsidiaries prepared in accordance with International Accounting Standards ("IAS") at their net book values (after deducting related depreciation, depletion, amortization and all other valuation reserves which, in accordance with IAS, should be set aside in connection with the business conducted), but excluding goodwill and all other like intangible assets, less the aggregate of the current liabilities of the Guarantor and its consolidated subsidiaries, all as determined in accordance with IAS. For purposes of this definition, "current liabilities" include all indebtedness for money borrowed, incurred, issued, assumed or guaranteed by the Guarantor and its consolidated subsidiaries, and other payables and accruals, in each case payable on demand or due within one year of the date of determination of Consolidated Net Tangible Assets, but shall exclude any portion of long-term debt maturing within one year of the date of such determination, all as reflected on such consolidated balance sheet of the Guarantor and its consolidated subsidiaries prepared in accordance with IAS.

"Indebtedness" means any indebtedness for borrowed money in the form of bonds, notes, debentures or other similar evidence of indebtedness which by its terms or by the terms of any instrument or agreement relating to such indebtedness matures, or which is otherwise payable or unpaid, more than one year from, or is directly or indirectly renewable or extendible at the option of the debtor to a date more than one year from the date of creation thereof.

"Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
"Property" means (a) any and all land, buildings, fixtures,
machinery, equipment and other tangible assets owned by the Issuer, the Guarantor or any Subsidiary, and any and all leasehold interests of the
Issuer, the Guarantor or any Subsidiary in any of the foregoing to the extent any are leased by the Issuer, and any and all leasehold improvements in respect of the foregoing; and (b) any shares of Subsidiaries that are owned by the Issuer or the Guarantor.
"Subsidiary" means any corporation of which the outstanding
voting equity interests having at least a majority of the votes entitled to be cast in the election of directors will at the time be owned directly or indirectly by the Issuer or the Guarantor, or any other person of which at least a majority of voting equity interests are at the time directly or indirectly owned by the Issuer or the Guarantor.
(e)	Defeasance.  The Issuer or the Guarantor, as applicable, may discharge its respective obligation to comply with the covenants specified in Section 5 herein by irrevocably depositing funds or obligations issued by the United States in an amount sufficient to provide for the timely payment of principal, premium, if any, interest and all other amounts due under the Notes with the Fiscal and Principal Paying Agent, acting as trustee for such purposes, provided that (i) such deposit will not result in a breach or violation of, or constitute a default under the Notes or any other agreement or instrument of which the Issuer or the Guarantor is a party or by which it is bound; (ii) no Event of Default or event which with the giving of notice or lapse of time would be reasonably expected to become an Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit; (iii) in the event that, on the date of such deposit, all Notes then outstanding are not due and payable, or have not been called for redemption, within one year, the Issuer has delivered to the Fiscal and Principal Paying Agent an opinion of independent tax counsel of recognized standing to the effect that Holders of the Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and (iv) the Issuer has delivered to the Fiscal and Principal Paying Agent an officer's certificate and an opinion of independent counsel of recognized standing, each stating that all the conditions precedent herein provided for relating to the defeasance contemplated by this paragraph 5(d) have been complied with.
6. Replacement, Exchange and Transfer of Notes. (a) In case any Note shall become mutilated, destroyed, lost or stolen, the Issuer may execute, and, upon the request of the Issuer, the Fiscal and Principal Paying Agent shall authenticate and deliver, a new Note and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note or in lieu of and in substitution for the destroyed, lost or stolen Note. In every case the applicant for a substitute Note shall furnish to the Issuer and to the Paying Agents such security or indemnity as may be required by them to indemnify and defend and to save each of them and any agent of the Issuer or the Paying Agents harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof. Upon the issuance of any substitute Note, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Registrar or Transfer Agents) connected therewith.
(b) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 6(e) hereof, a Note or Notes may be exchanged for an equal aggregate principal amount of Notes in different Authorized Denominations by surrender of such Note or Notes to any Transfer Agent or at the office of any other agent of the Issuer designated for such purpose, duly endorsed or accompanied by a proper instrument of assignment and transfer, together with a written request for the exchange.

(c) Upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement, and subject to paragraph 6(e) hereof, a Note may be transferred in whole or in part (in the amount of U.S.$250,000 or any multiple of $1,000 in excess thereof) by the Holder or Holders surrendering the Note for registration of transfer at the office of any Transfer Agent or at the office of any other agent of the Issuer designated for such purpose, duly endorsed or accompanied by an executed instrument of assignment and transfer.

(d)	The costs and expenses of effecting any exchange or
registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery by other than regular mail (if any) and except for the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Issuer.

(e)	The Transfer Agents or Registrar may decline to accept any
request for an exchange or registration of transfer during the period of 10 days preceding (i) the due date for any payment of principal of or interest, if any, on the Notes or (ii) the date on which the Notes are scheduled for redemption.

7.	Modifications and Amendments; Noteholders' Meetings. (a)
Notifications of and amendments to the Fiscal Agency Agreement or to the terms and conditions of the Notes may be made, and future compliance therewith or past default by the Issuer or the Guarantor may be waived, with the consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding, or of such lesser percentage as may act at a meeting of Holders held in accordance with the provisions of the Fiscal Agency Agreement; provided, that no such modification, amendment, waiver or consent may, without the consent of the holder of each Note so affected: (i) change the Stated Maturity of the principal of, or of any installment of interest on, any Note; (ii) change any Interest Payment Date; (iii) reduce the principal amount of or interest on any Note or Additional Amounts payable with respect thereto or reduce the amount payable in the event of redemption or default; (iv) change the place or currency of payment of principal of or interest on the Notes or Additional Amounts payable with respect thereto; (v) change the obligation of the Issuer or the Guarantor to pay Additional Amounts; (vi) impair the right to institute suit for enforcement of any such payment on or with respect to the Notes; or (vii) reduce the above-stated percentage of aggregate principal amount of Notes outstanding necessary (w) to modify or amend the Fiscal
Agency Agreement or the terms and conditions of the Notes, or (x) to waive any future compliance or past default, or (y) to reduce the quorum requirements or the percentage of aggregate principal amount of Notes outstanding required for the adoption of any action at a Holders meeting or
(z) to reduce the percentage of aggregate principal amount of Notes outstanding necessary to rescind or annul any declaration of the principal of and all accrued interest on the Notes to be due and payable.
Any modifications, amendments or waivers to the Fiscal Agency
Agreement or to these terms and conditions will be conclusive and binding on all Holders of the Notes, whether or not they have given such consent or were present at such meeting, and on all future Holders of Notes, whether or not notation of such modifications, amendments or waivers is made upon the Notes. Any instrument given by or on behalf of any Holder of a Note in connection with any consent to any such modification, amendment or waiver will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Note.
(b) At a meeting of the Holders of the Notes for the purpose of approving a modification or amendment to, or obtaining a waiver of, any covenant or condition set forth in the Notes, persons entitled to vote at least a majority in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote at least 25% in aggregate principal amount of the Notes at the time outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. At a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution to modify or amend, or to waive compliance with, any of the covenants or conditions referred to above shall be effectively passed if passed by the persons entitled to vote the lesser of
(i) at least a majority in aggregate principal amount of Notes then outstanding or (ii) at least 75% in aggregate principal amount of the Notes represented and voting at the meeting.
8. Non-business Days; Calculation of Interest. (a) In any case where the date of maturity of the principal of or interest on the Notes or the date fixed for redemption of the Notes shall be in New York City a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest need not be made on such date at such place but it may be made on the next succeeding day which is not, in New York City, a Saturday, Sunday, or a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.
(b) Interest in respect of any period of less than one year shall be calculated on the basis of a 360-day year of twelve 30-day months.

9.	Paying Agents, Transfer Agents and Registrar. In acting
under the Fiscal Agency Agreement and in connection with the Notes, the
Paying Agents, Transfer Agents and the Registrar are acting solely as agents of the Issuer and do not assume any obligation towards or relationship of agency or trust for or with the owners or Holders of the Notes, except that any funds held by any Paying Agent or Registrar for payment of principal of or interest on the Notes, or Additional Amounts with respect thereto, shall be held in trust by it for such owners and Holders and applied as set forth herein, but need not be segregated from other funds held by it, except as required by law. For a description of the duties and the immunities and rights of the Paying Agents, Transfer Agents and Registrar under the Fiscal Agency Agreement, reference is made to the Fiscal
Agency Agreement, and the obligations of the Paying Agents, Transfer
Agents and Registrar to the Holders hereof are subject to such immunities and rights.
10.	Notices. Notices to Holders of Notes will be mailed to them
(or the first named of joint Holders) by first class mail (or, if first class mail is unavailable, by airmail) at their respective addresses in the register and deemed to have been given on the fourth weekday after the date of mailing. Notice of any meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders at their registered addresses not less than 30 nor more than 60 days prior to the date fixed for the meeting.
In addition, so long as the Notes are listed on the Luxembourg Stock
Exchange and the rules of such exchange so require, notice will also be published in a daily newspaper with general circulation in Luxembourg.
Any such notice will be deemed to have been given on the date of such publication or if published in such newspapers on different dates, on the date of the first publication.
11.	Governing Law. (a) The Notes shall be construed in
accordance with and governed by the laws of the State of New York.
(b)	The Issuer has irrevocably submitted to the non-exclusive
jurisdiction of any New York State or United States Federal court sitting in the Borough of Manhattan, New York, New York over any suit, action or proceeding arising out of or relating to the Fiscal Agency Agreement or any Note. The Issuer has appointed CT Corporation System, 111 8th Avenue,
New York, New York 10011 as its agent upon whom process must be served in any such suit, action or proceeding.
12.	Authentication. This Note shall not become valid or
obligatory until the certificate of authentication hereon shall have been duly signed by the Registrar acting under the Fiscal Agency Agreement.
13.	Descriptive Headings. The descriptive headings appearing in
these terms and conditions are for convenience of reference only and shall not alter, limit or define the provisions hereof.

EXHIBIT B-2
SCHEDULE TO [RULE 144A/REGULATION S] GLOBAL NOTE

Initial Principal Amount

$[Insert initial principal amount]






Date of Decrease/Increase


Decrease in Principal Amount at Maturity


Increase in Principal Amount at Maturity

Total Principal Amount at Maturity Following such Increase/Decrease


Notation Made by or on behalf of Registrar









EXHIBIT C-1

Form of Certificate of Designation and Incumbency

I, William A Humenuk, the Secretary of the Board of Directors of Lone Star Industries, Inc. (the "Issuer"), hereby certify that (A) each officer or employee of the Issuer listed below is (i) an Authorized Representative of the Issuer for purposes of the Fiscal Agency Agreement, dated as of June 5, 2000 (the "Agreement"), among the Issuer, Dyckerhoff AG, as
Guarantor, Bankers Trust Company and Deutsche Bank Luxembourg S.A.; (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite his or her name; (iii) a person upon whose oral or written instructions the Fiscal and Principal Paying Agent is authorized to act with respect to the Notes issued under the Agreement;
(iv) in the case of Michael Clarke, the duly authorized person who executed or will execute the Notes by his manual or facsimile signature; (B) each signature appearing below is the person's genuine signature; and (C) Michael Clarke is an Authorized Officer of the Issuer for purposes of the Agreement.


Name                      Title                     Signature

Michael Clarke         Chief Executive Officer _______________________
William A Humenuk      General Counsel & Secretary___________________
_______________________ _______________________
_______________________

[SIGNATURE PAGE FOLLOWS]


IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

_______________________________
Secretary of the Board of Directors

EXHIBIT C-2

Form of Certificate of Designation and Incumbency

I, Philipp Magel, Member, Board of Management and I, Ulf Grueber, Senior
General Manager of Dyckerhoff AG (the "Guarantor"), hereby certify that (A) each officer or employee of the Guarantor listed below is (i) an Authorized Representative of the Guarantor for purposes of the Fiscal Agency Agreement, dated as of June 5, 2000 (the "Agreement"), among Lone Star Industries, Inc., as Issuer, the Guarantor, Bankers Trust Company and Deutsche Bank
Luxembourg S.A.; (ii) duly elected or appointed, qualified and acting as the holder of the respective office or offices set forth opposite his or her name; (iii) a person upon whose oral or written instructions the Fiscal and Principal Paying Agent is authorized to act with respect to the Guarantee issued under the Agreement; (iv) in the case of Peter Steiner and Luis Rauch, the duly authorized person who executed or will execute the Guarantee by his manual or facsimile signature; (B) each signature appearing below is the person's genuine signature; and (C) Peter Steiner and Luis Rauch are Authorized
Officers of the Guarantor for purposes of the Agreement.


Name                  Title                          Signature

Peter Steiner      Chief Financial Officer _______________________
Luis Rauch         Group Treasurer            _______________________


[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

______________________________________________
Secretary of the [Board of Managers/Supervisory Board]

EXHIBIT D
FORM OF TRANSFER CERTIFICATE
FOR TRANSFER FROM RULE 144A GLOBAL
NOTE TO REGULATION S GLOBAL NOTE
Bankers Trust Company
  as Fiscal and Principal Paying Agent and Registrar
4 Albany Street, 4th Floor
New York, New York  10006

Re:  Lone Star Industries, Inc. 91/4% Notes due 2010, Guaranteed
by Dyckerhoff AG
	Reference is hereby made to the Fiscal and Paying Agency
Agreement, dated as of June 5, 2000 (the "Agreement"), among Lone Star Industries, Inc. (the "Issuer"), Dyckerhoff AG, as Guarantor, Bankers Trust Company, as Fiscal and Principal Paying Agent, Transfer Agent and
Registrar and Deutsche Bank Luxembourg S. A., as Paying Agent and
Transfer Agent, relating to the Notes which constitute unsecured, general obligations of the Issuer. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.
	This letter relates to ______________ principal amount of
Notes which are evidenced by one or more Rule 144A Global Notes
(CUSIP No.542290AF8) sold in reliance on Rule 144A under the U.S.
Securities Act of 1933, as amended (the "Securities Act"), held by a nominee of DTC for the benefit of direct and indirect participants in DTC including [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in Notes to [insert name of transferee] (the "Transferee") that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (CUSIP No. U54229AA4) sold in reliance on Regulation S under the Securities Act.
	In connection with such request and in respect of such
Notes, the Transferee does hereby represent and agree:
1. It is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and it and any such account is a foreign purchaser that is outside the United States
(or a foreign purchaser that is a dealer or other fiduciary).
2. It acknowledges that the Notes have not been registered
under the Securities Act, or with any securities regulatory authority of any jurisdiction, and may not be offered or sold within the United States except as set forth below.
3. It understands and agrees that the Notes being transferred were initially offered in the United States to a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act and are represented by one or more Rule 144A Global Notes, and that the
Notes are being transferred outside the United States in reliance on Regulation S under the Securities Act and will be represented by one or more global notes.
4. It shall not resell or otherwise transfer any of such Notes except (A) to the Issuer, the Guarantor or Morgan Stanley & Co.
Incorporated, Deutsche Bank Securities Inc., Dresdner Bank AG
London Branch or with any other placement agent as may be appointed by the Issuer with respect to such Notes (each a "Placement Agent" and collectively, the "Placement Agents") or by, through, or in a transaction approved by a Placement Agent, (B) within the United States to a QIB in a transaction complying with Rule 144A under the Securities Act, (C)
within the United States to an "institutional accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) acquiring the Notes for investment purposes and not for distribution in violation of the
Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (E) pursuant to an effective registration statement under the Securities Act.
5. It agrees that it will give to each person to whom it transfers any of such Notes notice of any restrictions on transfer of such Notes.
6. It acknowledges that prior to any proposed transfer of Notes
(other than pursuant to an effective registration statement) the holder of such Notes may be required to provide certifications relating to the manner of such transfer as provided in the Agreement.
7. It acknowledges that the Registrar and Transfer Agent for the Notes will not be required to accept for registration transfer of any Notes acquired by it, except upon presentation of evidence satisfactory to the Registrar and Transfer Agent that the restrictions set forth herein have been complied with.
8. It acknowledges that the Issuer, the Guarantor, the
Placement Agents and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations or agreements deemed to have been made by its purchase of the Notes are no longer accurate, it shall promptly notify the Issuer, the Guarantor and the Placement Agents. If it is acquiring the Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations, and agreements on behalf of each account.
9. It acknowledges that until the 40th day after the closing date for the offering of the Notes and the completion of the distribution of the Notes represented by Regulation S Global Notes sold in reliance on
Regulation S under the Securities Act, interests in such international global notes may only be held through Morgan Guaranty Trust
Company of New York, Brussels Office, as operator of the Euroclear system, or Clearstream.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Guarantor and the Placement Agents, if any, of the Notes being transferred.
[insert Name of Transferee]
	By:
________________________
						    Name:
						    Title:

Dated: _______________________

cc: 	Lone Star Industries, Inc.
      	Dyckerhoff AG